                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Jacor Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           JACOR COMMUNICATIONS, INC.
                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011

                                                                  April 30, 1997

Dear Jacor Stockholder:

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Jacor Communications, Inc. to be held on Wednesday, May 28, 1997 at 10:30 a.m., local time, in the Buckeye AB Room of the Hyatt Regency Hotel, 151 W. Fifth Street, Cincinnati, Ohio.

    Business items to be acted upon at the Annual Meeting are the election of ten directors to serve for a one-year term, the approval of the Amended and Restated 1995 Employee Stock Purchase Plan, the approval of the 1997 Long-Term Incentive Stock Plan, the approval of the 1997 Short-Term Incentive Plan, the approval of the 1997 Non-Employee Directors Stock Purchase Plan, the approval of the 1997 Non-Employee Directors Stock Plan, and the transaction of any other business properly brought before the meeting. Additionally, we will report on the progress of Jacor Communications, Inc. and stockholders will have the opportunity to present questions of general interest.

    We encourage you to read the accompanying Proxy Statement carefully and complete, sign and return your Proxy in the postage prepaid envelope provided, even if you plan to attend the meeting. Returning your proxy to us will not prevent you from voting in person at the meeting, or from revoking your Proxy and changing your vote at the meeting, if you are present and intend to do so.

    The directors and officers of Jacor Communications, Inc. appreciate your continuing interest in the business of the Company. We hope you can join us at the Annual Meeting.

                                          Sincerely,

                                                     [SIG]

                                          Samuel Zell
                                          CHAIRMAN OF THE BOARD

                           JACOR COMMUNICATIONS, INC.
                   50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR
                           COVINGTON, KENTUCKY 41011

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1997

                             ---------------------

    The Annual Meeting of Stockholders of Jacor Communications, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 28, 1997 at 10:30 a.m., local time, in the Buckeye AB Room of the Hyatt Regency Hotel, 151 W. Fifth Street, Cincinnati, Ohio for the purposes of considering and acting on the following proposals:

    1. A proposal to elect ten (10) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

    2. A proposal to approve the Amended and Restated 1995 Employee Stock Purchase Plan, including the issuance of up to an additional 500,000 shares of Jacor Common Stock thereunder;

    3. A proposal to approve the 1997 Long-Term Incentive Stock Plan, including the issuance of up to 1,800,000 shares of Jacor Common Stock thereunder;

    4.  A proposal to approve the 1997 Short-Term Incentive Plan;

    5. A proposal to approve the 1997 Non-Employee Directors Stock Purchase Plan, including the issuance of up to 150,000 shares of Jacor Common Stock thereunder;

    6. A proposal to approve the 1997 Non-Employee Directors Stock Plan, including the issuance of up to 350,000 shares of Jacor Common Stock thereunder; and

    7. To transact such other business as may properly be presented at the Annual Meeting or any adjournment or adjournments thereof.

    Holders of record of the Company's Common Stock at the close of business on April 11, 1997 are entitled to notice of and to vote at the Annual Meeting.

    Enclosed herewith is a Proxy Statement, Proxy, and an Annual Report for the year ended December 31, 1996.

                                          By Order of the Board of Directors:

                                                     [SIG]

                                          Paul F. Solomon
                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

April 30, 1997

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOU MAY REVOKE YOUR PROXY IN WRITING OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON. YOUR COOPERATION IN SIGNING AND PROMPTLY RETURNING YOUR PROXY IS GREATLY APPRECIATED.

                           JACOR COMMUNICATIONS, INC.
                   50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR
                           COVINGTON, KENTUCKY 41011

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 28, 1997

    The Board of Directors of Jacor Communications, Inc. ("Jacor" or the "Company") is soliciting the enclosed Proxy from stockholders for use at the Annual Meeting of Stockholders to be held on May 28, 1997, and at any adjournments thereof. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders on or about April 30, 1997. The record date for purposes of determining those stockholders entitled to notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as April 11, 1997 (the "Record Date").

    All properly executed proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as designated at the Annual Meeting, and those not designated will be voted FOR the proposals set forth herein, FOR the director nominees named herein and, in the proxy holders' best judgment, on any other matter that may properly come before the Annual Meeting. Any stockholder giving the enclosed Proxy may revoke it at any time before it is voted by giving to the Company notice of its revocation, in writing or in open meeting, or a duly executed proxy bearing a later date.

    The expense of this solicitation, which will include the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. Proxies will be solicited primarily by mail but may also be solicited through personal interview, telephone and telecopy by directors, officers and regular employees of Jacor, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock, $.01 par value ("Jacor Common Stock").

    The Annual Report for the year ended December 31, 1996, including financial statements, is being mailed with this Proxy Statement.

    As of April 11, 1997, there were outstanding 34,900,539 shares of Jacor Common Stock, and each such share is entitled to one vote, either in person or by proxy, on each matter of business to be considered at the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting will constitute a quorum.

PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The number of members of the Board of Directors of the Company has been fixed at ten, pursuant to the Company's Bylaws, and resolutions adopted by the Board of Directors at its meetings on March 24, 1997 and April 28, 1997. At its March 24, 1997 meeting, the Board unanimously appointed Peter C.B. Bynoe and Maggie Wilderotter to fill two of the vacancies on the Board created due to increasing size of the Board of Directors from seven to nine members. At its April 28, 1997 meeting, the Board unanimously appointed Samuel Zell to fill the remaining vacancy on the Board created due to increasing the size of the Board of Directors from nine to ten members, and also appointed Mr. Zell as Chairman of the Board, and appointed Mrs. Rosenberg as Vice Chairman. At the Annual Meeting, ten directors will be elected and will hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated the ten incumbent directors for election by the stockholders at the Annual Meeting.

    It is the intention of the persons named as proxy holders in the Proxy to vote for the election of all nominees named. The Board of Directors does not know of any nominee who will be unable to stand for election or otherwise serve as a director. If for any reason any nominee shall be unable to serve, which is not now contemplated, the shares represented by proxy will be voted for such substitute nominee as the Board of Directors recommends, unless an instruction to the contrary is indicated on the proxy card.

    Delaware law, under which the Company is incorporated, does not require a minimum number of votes for the election of a director. The Company's Bylaws, however, provide that directors shall be elected by a plurality of votes cast by the holders of Jacor Common Stock, meaning that the individuals who receive the largest number of votes cast are elected, up to the maximum number of number of directors to be elected at the meeting. Those nominees receiving the greatest number of votes will be elected as directors. Thus, abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have no effect in the election of directors.

    Below please find, with respect to each nominee for director of the Company, his or her age, principal occupation during the past five years, other positions he or she holds with the Company, if any, and the year in which he or she first became a director of Jacor. Each of the nominees is currently a director of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TEN NOMINEES FOR DIRECTOR.

NOMINEES FOR DIRECTOR

JOHN W. ALEXANDER (Age 50)

    Mr. Alexander has been President of Mallard Creek Capital Partners, Inc., which is primarily an investment company with interests in real estate and development companies, since February 1994. Mr. Alexander has also been a partner of Meringoff Equities, a real estate and investment company, since 1987. Mr. Alexander has been a director of Jacor since 1993. Mr. Alexander is also a Trustee of Equity Residential Properties Trust, a real estate investment trust.

PETER C. B. BYNOE (Age 46)

    Mr. Bynoe has been a partner in the law firm of Rudnick & Wolfe since 1995. Prior to joining Rudnick & Wolfe, Mr. Bynoe founded Telemat Ltd., a business consulting firm, in 1982. From March 1988 to June 1992, Mr. Bynoe served as Executive Director of the Illinois Sports Facilities Authority, a joint venture of the City of Chicago and the State of Illinois created to develop the new Comiskey Park for the Chicago White Sox baseball club. From November 1989 to August 1992, he was Managing General Partner of the National Basketball Association's Denver Nuggets. Mr. Bynoe has been a director of Jacor since March 1997. He is also a director of Uniroyal Technology Corporation.

ROD F. DAMMEYER (Age 56)

    Mr. Dammeyer is the Managing Director of Equity Group Investments, Inc., a privately owned investment and management company. Mr. Dammeyer is also President, Chief Executive Officer and a director of Anixter International, Inc., a Chicago-based provider of integrated networking and cable solutions. Mr. Dammeyer has been a director of Jacor since 1993. He is also a director of Antec Corporation, Revco D.S., Inc., Capsure Holdings Corp., Falcon Building Products, Inc., IMC Global, Inc., Lukens Inc., Sealy Corporation and Teletech Holdings, Inc.. Mr. Dammeyer is also a trustee of several Van Kampen American Capital, Inc. closed-end funds and trusts.

F. PHILIP HANDY (Age 53)

    Mr. Handy has been a Partner of Winter Park Capital Company, a private investment firm, since 1980. Mr. Handy has been a Director of Jacor since 1993. Mr. Handy is also a director of Anixter International, Inc., Q-Tel, S.A. de C.V., Chart House Enterprises, Inc. and Banca Quadrum, S.A. (formerly Servicios Financieros Quadrum, S.A.).

MARC LASRY (Age 37)

    Mr. Lasry has been Executive Vice President of Amroc Investments, Inc., a private investment firm, since 1990. Mr. Lasry was the director and Senior Vice President of the corporate reorganization department of Cowen & Co., a privately-owned brokerage firm, from 1987 to 1989. From January 1989 to September 1990, he was a portfolio manager for Amroc Investments, L.P., a private investment fund. Mr. Lasry has been a director of Jacor since 1993.

ROBERT L. LAWRENCE (Age 44)

    Mr. Lawrence has been President and Chief Operating Officer of the Company since November 1996. Mr. Lawrence also served as Co-Chief Operating Officer from May 1990 to November 1996. He has been an officer of Jacor since 1986, and a director of Jacor since 1993. From July 1983 until he joined Jacor, Mr. Lawrence was Executive Vice President--Sales and Marketing at Republic Broadcasting Corporation (acquired by Jacor in December 1986).

RANDY MICHAELS (Age 44)

    Mr. Michaels has been Chief Executive Officer of the Company since November 1996. Mr. Michaels, whose legal name is Benjamin L. Homel, also served as President from June 1993 to November 1996 and Co-Chief Operating Officer from May 1990 to November 1996. He has served as an officer of Jacor since 1986, and has been a director of Jacor since 1993. From July 1983 until he joined Jacor, Mr. Michaels was Executive Vice President--Programming and Operations at Republic Broadcasting Corporation (acquired by Jacor in December 1986).

SHELI Z. ROSENBERG (Age 55)

    Mrs. Rosenberg has been Vice Chairman of the Board of the Company since April 1997, and served as Board Chair from February 1996 to April 1997. Mrs. Rosenberg is Chief Executive Officer, President and a director of Equity Group Investments, Inc., a privately owned investment and management company. She is a Principal of the law firm of Rosenberg & Liebentritt, P.C., and was Chairman of the firm until September 1996. Mrs. Rosenberg has been a director of Jacor since 1994. Mrs. Rosenberg is also a director of American Classic Voyages Co., Anixter International, Inc., Capsure Holdings Corp., Falcon Building Products, Inc., Manufactured Home Communities, Inc., Revco D.S., Inc. and Sealy Corporation. Mrs. Rosenberg was a vice president of First Capital Benefits Administrators, Inc., which filed a petition under the federal bankruptcy laws on January 3, 1995, which resulted in its liquidation on November 15, 1995.

MAGGIE WILDEROTTER (Age 42)

    Ms. Wilderotter has been President and Chief Executive Officer of Wink Communications, Inc., a leading interactive media company, since 1996. Ms. Wilderotter was the Executive Vice President of National Operations for AT&T Wireless Services, Inc. and Chief Executive Officer of AT&T's Aviation Communications Division, from 1995 to 1997. She was also Senior Vice President of McCaw Cellular Communications, Inc. and Regional President of its California/Nevada/Hawaii Region from 1991 to 1995. Ms. Wilderotter served 12 years at Cable Data/US Computer Services, Inc., including the role of Senior

Vice President and General Manager from 1985 to 1991. Ms. Wilderotter has been a director of Jacor since March 1997. She is also a director of Airborne Express and ANTEC Corporation.

SAMUEL ZELL (Age 55)

    Mr. Zell has been Chairman of the Board of Directors of the Company since April 1997. He was President of Great American Management and Investment, Inc., a diversified manufacturing company, and Equity Group Investments, Inc. and its subsidiary, Equity Financial and Management Company, both real estate investment firms, from 1990 to 1994. Mr. Zell has been Chairman of the Board and Chief Executive Officer of Capsure Holdings Corp. since 1987, and Chairman of the Board since 1995, and Chief Executive Officer from 1995 to 1996, of Manufactured Home Communities, Inc. Mr. Zell is also Chairman of the Board of Directors of Revco D.S., Inc. and American Classic Voyages Co. He is also a director of Sealy Corporation, Chart House Enterprises, Inc. and Quality Food Centers, Inc., and he is Chairman of the Trustees of Equity Residential Properties Trust. Mr. Zell was a director of Jacor from January 1993 to May 1995.

    There are no family relationships among any of the above-named nominees for directors nor among any of the nominees and any executive officers of the Company.

                    THE BOARD OF DIRECTORS, ITS COMMITTEES,
                             MEETINGS AND FUNCTIONS

    During the year ended December 31, 1996, the Board of Directors held four regularly scheduled meetings and twelve special meetings. Each director attended or participated in at least 75% of the meetings of the Board of Directors and all committees on which he or she served in 1996. Standing committees of the Board of Directors include a Compensation Committee and an Audit Committee. The Board of Directors does not have a Nominating Committee.

COMPENSATION OF DIRECTORS

    Non-employee directors of the Company receive in lieu of an annual cash retainer, on July 1 of each year, a number of common stock units equal in value to $50,000, based upon the fair market value of an equal number of shares of Jacor Common Stock on the date of grant. Thus, in July 1996, Jacor's five non-employee directors were each awarded 3,740 stock units in lieu of their annual cash retainer and a special bonus (equal in value to $50,000). Such units are convertible into Jacor Common Stock at the time a director ceases his or her service on the Board, except in the case of Mr. Dammeyer, in which case the units convert into Jacor Common Stock upon the earlier to occur of such a director no longer serving as a director, or when the value of Jacor Common Stock equals or exceeds $53.50 per share for five consecutive trading days. In 1996, non-employee directors of the Company also received an additional $1,000 for each Board of Directors meeting attended in person or by telephone. Directors are reimbursed for all reasonable expenses incurred in connection with their services.

    In February 1996, Jacor granted nonqualified stock options to purchase up to 5,000 shares of Jacor Common Stock to each of Messrs. Alexander, Dammeyer, Handy and Lasry and to Mrs. Rosenberg at a minimum exercise price of $17.25 per share. These options are exercisable for ten years from the grant date and vest 30% upon grant, 30% upon the first anniversary of the grant date and 20% per year for each of the next two years thereafter. The exercise price of the options that vested upon grant is $17.25 per share, and the options that subsequently vest on each anniversary date of the grant have an exercise price 4% greater than the options that vested in the previous year. Once an option vests, the exercise price for that option is fixed for the remaining term of the option. Mr. Michaels and Mr. Lawrence receive no additional compensation for serving on the Board of Directors.

COMPENSATION COMMITTEE AND LTIP/STIP COMMITTEE

    In 1996, the Compensation Committee consisted of three Directors, Messrs. Handy and Dammeyer and Mrs. Rosenberg. In 1996, the Compensation Committee determined stock option and stock unit grants to executive officers and other key employees, as well as reviewed salaries, bonuses and other elements of compensation of executive officers and made recommendations to the Board of Directors. The Compensation Committee held three meetings during 1996. In 1997, the Compensation Committee will consist of three directors, Messrs. Handy and Dammeyer and Mrs. Rosenberg.

    The Company has taken steps in an effort to ensure that all of the compensation paid to its executive officers will be deductible under Section 162(m) of the Internal Revenue Code, as amended ("Section 162"), for the foreseeable future, including the establishment of a committee made up entirely of "outside directors," as required under Section 162(m) (the "LTIP/STIP Committee"), which will administer the Long-Term Incentive Stock Plan and the Short-Term Incentive Plan. These two plans are each set forth in their entirety as Annexes 2 and 3 to this Proxy Statement, respectively, and are summarized on pages 14 to 22 of this Proxy Statement. For 1997, Mr. Bynoe and Ms. Wilderotter will serve as the two outside directors comprising the LTIP/STIP Committee, and will make all option grants under the Long-Term Incentive Stock Plan and establish all performance goals for grants made under both the Long-Term Incentive Stock Plan and the Short-Term Incentive Plan. In addition, because the LTIP/STIP Committee is also made up of "non-employee directors," as that term is defined and used under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), the LTIP/ STIP Committee will administer the Amended and Restated 1995 Employee Stock Purchase Plan as well.

    The Compensation Committee will continue to establish base salaries for all executive officers and key employees, and will continue to make option grants to employees (other than executive officers) under the Company's 1993 Stock Option Plan. In addition, the Compensation Committee will continue to administer most of the other employee compensation plans of the Company.

AUDIT COMMITTEE

    In 1996, the Audit Committee consisted of three Directors, Messrs. Alexander, Dammeyer and Lasry. The Audit Committee reviews the financial statements of the Company, consults with the Company's independent auditors and considers such other matters with respect to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate financial reporting. The Audit Committee held one meeting during 1996. Beginning in April 1997, the Audit Committee will consist of three directors, Messrs. Alexander and Lasry and Ms. Wilderotter.

                               EXECUTIVE OFFICERS

    The executive officers of the Company, their ages, and the positions they hold with the Company are as follows:

NAME                                       AGE                            POSITION
-------------------------------------      ---      -----------------------------------------------------
Samuel Zell..........................          55   Chairman of the Board

Sheli Z. Rosenberg...................          55   Vice Chairman of the Board

Randy Michaels.......................          44   Chief Executive Officer and Director

Robert L. Lawrence...................          44   President, Chief Operating Officer and Director

David H. Crowl.......................          43   President/Radio Division

R. Christopher Weber.................          41   Senior Vice President and Chief Financial Officer

Jon M. Berry.........................          50   Senior Vice President and Treasurer

NAME                                       AGE                            POSITION
-------------------------------------      ---      -----------------------------------------------------
John Hogan...........................          40   Senior Vice President

Jerome L. Kersting...................          47   Senior Vice President

Paul F. Solomon......................          37   Senior Vice President, General Counsel and Secretary

Alfred Kenyon III....................          46   Vice President--Engineering

Nicholas Jan Miller..................          44   Vice President--Marketing

Thomas P. Owens......................          42   Vice President--Programming

William P. Suffa.....................          39   Vice President--Strategic Development

Pamela C. Taylor.....................          42   Vice President--Corporate Communications

    Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board. Information with respect to the business experience, principal occupations during the past five years and affiliations of the executive officers of Jacor who are not also directors is set forth below. Information regarding Messrs. Zell, Michaels and Lawrence and Mrs. Rosenberg is set forth above.

    David H. Crowl has been President/Radio Division of the Company since September 1996. From 1991 to September 1996, Mr. Crowl served as President/Radio Group of Citicasters, Inc.

    R. Christopher Weber has been Senior Vice President and Chief Financial Officer of the Company since 1990, and has served as an officer of Jacor since 1986. Mr. Weber also served as Secretary of the Company from 1993 to March 1997, and has been Assistant Secretary since March 1997. From December 1985 until he joined Jacor, Mr. Weber was Chief Financial Officer of Republic Broadcasting Corporation. Prior to that time, Mr. Weber was employed by the accounting firm of Peat Marwick & Mitchell.

    Jon M. Berry has been Senior Vice President and Treasurer of the Company since 1988, and has served as an officer of Jacor since 1982. From September 1979 until October 1982, Mr. Berry was controller of United Western Corporation, a real estate holding company.

    John E. Hogan has been Senior Vice President of the Company since November 1996. From 1992 to November 1996, Mr. Hogan was Vice President and General Manager of the Company's radio station WPCH-FM in Atlanta, Georgia.

    Jerome L. Kersting has been Senior Vice President of the Company since September 1996. From January 1994 to September 1996, Mr. Kersting served as Senior Vice President--Business Affairs of Citicasters, Inc., and from 1987 to January 1994, Mr. Kersting served as Vice President Business Affairs, Broadcast Group, of Citicasters, Inc.

    Paul F. Solomon has been Senior Vice President and General Counsel of the Company since February 1997, as well as Secretary since March 1997. From October 1992 to February 1997, Mr. Solomon was a partner in the Cincinnati-based law firm of Graydon, Head & Ritchey.

    Alfred S. Kenyon III has been Vice President since November 1996. From 1991 to November 1996, Mr. Kenyon was the director of engineering for the Company.

    Nicholas J. Miller has been Vice President--Marketing of the Company since September 1996. Mr. Miller served as Vice President--Marketing Radio & TV of Citicasters, Inc. from 1991 to September 1996.

    Thomas P. Owens has been Vice President--Programming of the Company since September 1996, and has been an officer of a subsidiary of the Company since 1994. From 1986 to 1994, Mr. Owens was the Program Director of the Company's radio station WEBN-FM in Cincinnati, Ohio.

    William P. Suffa has been Vice President--Strategic Development of the Company since August 1996. From 1989 to August 1996, Mr. Suffa was President and Managing Principal of Suffa and Cavell, Inc., an independent consulting firm.

    Pamela C. Taylor will join the Company in May 1997 as Vice
President--Corporate Communications. From 1982 to April 1997, Ms. Taylor was Director of Investor and Financial Media Relations for The Kroger Company, the country's largest retail food company.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 11, 1997, the number of shares and percentage of Jacor Common Stock beneficially owned by each person who is known to the Company to be the beneficial owner of more than 5% of Jacor's Common Stock, by each of the Company's directors and nominees for election as directors, by the Company's named executive officers, and by all of the Company's executive officers and directors as a group.

                                                                                       AMOUNT AND
                                                                                       NATURE OF            PERCENT
                                                                                       BENEFICIAL             OF
NAME OF BENEFICIAL OWNER                                                              OWNERSHIP(1)         CLASS(2)
------------------------------------------------------------------------------  ------------------------  -----------
                                            5% OR MORE BENEFICIAL OWNERS
Zell/Chilmark Fund L.P........................................................        13,349,720(3)             38.3%
David M. Schulte..............................................................        13,349,720(4)             38.3%
FMR Corp. and related reporting persons.......................................         3,052,943(5)              8.6%
Massachusetts Financial Services Company......................................         2,759,849(6)              7.9%
American Financial Group, Inc. and related reporting persons..................         2,182,589(7)              5.9%
Marsh and McLennan Companies, Inc. and related reporting persons..............         2,164,673(8)              6.2%
                                          DIRECTORS AND EXECUTIVE OFFICERS
John W. Alexander.............................................................            40,000(9)            *
Peter C.B. Bynoe..............................................................                 0               *
Rod F. Dammeyer...............................................................        13,366,720(4)(10)         38.4%
F. Philip Handy...............................................................            60,100(11)           *
Marc Lasry....................................................................            27,000(9)            *
Robert L. Lawrence............................................................           533,255(12)             1.5%
Randy Michaels................................................................           691,857(13)(14)         2.0%
Sheli Z. Rosenberg............................................................        13,420,513(4)(15)         38.4%
Maggie Wilderotter............................................................               200               *
Samuel Zell...................................................................        13,409,963(3)(4)(16)       38.4%
Jon M. Berry..................................................................           237,437(14)(17)       *
Thomas P. Owens...............................................................            48,455(18)           *
R. Christopher Weber..........................................................           471,836(14)(19)         1.2%
All executive officers and directors as a group (21 persons)..................        15,253,256(20)            41.8%

------------------------

  *  Less than 1%

 (1) The Securities and Exchange Commission (the "Commission") has defined beneficial ownership to include sole or shared voting or investment power with respect to a security or the right to acquire beneficial ownership of a security within 60 days. The number of shares indicated are owned with sole voting and investment power unless otherwise noted and includes certain shares held in the name of family members, trusts and affiliated companies as to which beneficial ownership may be disclaimed. The number of shares indicated includes shares of Common Stock issuable pursuant to options granted under the Company's 1993 Stock Option Plan and which have vested.

  (2) Under rules promulgated by the Commission, any securities not outstanding that are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

  (3) The address of Zell/Chilmark Fund L.P. ("Zell/Chilmark") is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Zell/Chilmark is a Delaware limited partnership controlled by Samuel Zell,

     Chairman of the Board of the Company, and David M. Schulte, a former director of the Company, as follows: the sole general partner of Zell/Chilmark is ZC Limited Partnership ("ZC Limited"); the sole general partner of ZC Limited is ZC Partnership; the sole general partners of ZC Partnership are ZC, Inc. and CZ, Inc.; Mr. Zell is the sole stockholder of ZC, Inc.; and Mr. Schulte is the sole stockholder of CZ, Inc.

  (4) All shares beneficially owned by Zell/Chilmark (See Note (3) above) are included in the shares beneficially owned by Messrs. Zell, Schulte and Dammeyer and Mrs. Rosenberg, who constitute all of the members of the management committee of ZC Limited. The address of Mr. Schulte is 875 N. Michigan Avenue, Suite 2200, Chicago, Illinois 60611. The address of Mr. Zell is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Mr. Schulte indirectly shares beneficial ownership of a 20% limited partnership interest in ZC Limited, and Mr. Zell indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited.

  (5) On February 14, 1997, FMR Corp. ("FMR"), Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., and the affiliates of FMR Corp. set forth below, as a group, filed with the Commission a Schedule 13G reporting beneficial ownership of Jacor Common Stock as of December 31, 1996. FMR reported beneficial ownership of 3,052,943 shares of Jacor Common Stock. Fidelity reported beneficial ownership of 2,942,185 shares of Jacor Common Stock as a result of acting as an investment advisor to various investment companies. This number of shares includes 249,785 shares of Jacor Common Stock resulting from the assumed conversion of $18,624,000 principal amount of Liquid Yield Option Notes ("LYONs") (13.412 shares of Jacor Common Stock for each $1,000 principal amount of LYONs). Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through their control of Fidelity, each reported having the sole power to dispose of the 2,942,185 shares owned by the various investment funds ("Fidelity Funds'). Neither FMR Corp. nor Mr. Johnson reported the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power reportedly resides in the Fidelity Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp, reported having beneficial ownership of 110,757 shares of Jacor Common Stock as a result of its serving as investment manager of institutional accounts. This number of shares includes 55,257 shares of Jacor Common Stock resulting from the assumed conversion of $4,120,000 principal amount of the LYONs. Mr. Johnson and FMR Corp., through their control of Fidelity Management Trust Company, each reported having the sole power to dispose of 110,757 shares, the sole power to vote or to direct the voting of 62,884 shares, and no power to vote or to direct the vote of 47,873 shares owned by the institutional accounts. Members of Mr. Johnson's family and trusts for their benefit are the predominant owners of the Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson is the Chairman of FMR Corp., and Mrs. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders of FMR Corp. have entered into a shareholders' voting agreement under which all Class B shares of FMR Corp. will be voted in accordance with the majority vote of Class B shares. Accordingly, members of the Johnson family may be deemed to for a controlling group with respect to FMR Corp. under the Investment Company Act of 1940. The address of such entities and persons is 82 Devonshire Street, Boston, Massachusetts 02109.

  (6) On February 12, 1997, Massachusetts Financial Services Company ("MFS") filed with the Commission a Schedule 13G reporting beneficial ownership of Jacor Common Stock as of December 31, 1996. MFS reported having sole voting power with respect to 2,687,349 shares of Jacor Common Stock and sole dispositive power over 2,759,849 shares of Jacor Common Stock. In the aggregate, MFS reported beneficial ownership of 2,759,849 shares of Jacor Common Stock, which are also beneficially owned by other non-reporting entities as well as MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116-3741.

  (7) On September 20, 1996, American Financial Group, Inc., American Financial Corporation, American Enterprises, Inc., Carl H. Lindner, Carl H. Lindner III, S. Craig Lindner and Keith E. Lindner, as a group, filed with the Commission a Schedule 13D reporting beneficial ownership as of September 18, 1996, of 2,182,589 shares of Jacor Common Stock issuable upon the exercise of 10,723,949 warrants issued to such entities and persons in the merger of Citicasters, Inc. with and into the Company in September 1996. The address of such entities and persons is One East Fourth Street, Cincinnati, Ohio 45202.

  (8) Marsh & McLennan Companies, Inc. ("MMC"), a Delaware corporation, 1166 Avenue of the Americas, New York, New York 10036 is the parent holding company of Putnam Investments, Inc. ("Putnam"), a Massachusetts corporation, One Post Office Square, Boston, Massachusetts 02109, which owns two registered investment advisors, Putnam Investment Management, Inc. ("PIM"), a Massachusetts corporation, One Post Office Square, Boston, Massachusetts 02109, and The Putnam Advisory Company, Inc. ("PAC"), a Massachusetts corporation, One Post Office Square, Boston, Massachusetts 02109. On January 27, 1997, MMC, Putnam, PAC and PIM, filed as a group, filed with the Commission a Schedule 13G reporting beneficial ownership of Jacor Common Stock as of December 31, 1996. MMC reported having no voting or dispositive power over any shares of Jacor Common Stock. Putnam reported beneficially owning 2,164,673 shares of Jacor Common Stock, of which 1,921,173 shares were also beneficially owned by PIM, and 243,500 shares were also beneficially owned by PAC. Of the 1,921,173 shares of Jacor Common Stock beneficially owned by Putnam and PIM, Putnam and PIM reported sharing voting power over none of the shares, and sharing dispositive power over all 1,921,173 shares. Of the 243,500 shares of Jacor Common Stock reportedly beneficially owned by Putnam and PAC, Putnam and PAC reported sharing voting power over 116,800 shares, and sharing dispositive power over all 243,500 shares.

 (9) Includes vested options to purchase 17,000 shares.

 (10) Includes vested options to purchase 17,000 shares. Mr. Dammeyer indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited. See Note (4) above.

 (11) Includes vested options to purchase 17,000 shares. Of the shares indicated, 100 shares are held by Mr. Handy's spouse, as to which Mr. Handy disclaims beneficial ownership. Also includes 13,000 shares held by H.H. Associates Trust, of which Mr. Handy is co-trustee.

 (12) Includes vested options to purchase 523,010 shares. Of the shares indicated, 397 shares are owned by members of Mr. Lawrence's family.

 (13) Includes vested options to purchase 467,200 shares. The number of shares indicated includes shares held as co-trustee under the Jacor Communications, Inc. Retirement Plan (the "Retirement Plan"). See Note (15) below. Also includes 15 shares owned by Mr. Michaels' wife, as to which Mr. Michaels disclaims beneficial ownership. Does not include 300,000 shares subject to a contingent right of acquisition held by a corporation owned by Mr. Michaels. See "Certain Relationships and Related Transactions."

 (14) Includes 214,270 shares held under the Retirement Plan with respect to which Messrs. Michaels, Weber and Berry as co-trustees, share voting and investment power. Of these 214,270 shares, 10,803 shares are beneficially owned by the named executives.

 (15) Includes vested options to purchase 7,000 shares. Mrs. Rosenberg indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited. See Note (4) above. Also, Mrs. Rosenberg is a partner in SZ2 (IGP) Partnership, an Illinois general partnership ("SZ2"), which beneficially owns 60,243 shares issuable upon the exercise of certain warrants. Other partners of SZ2 include trusts created for the benefit of Mr. Zell. As a result, Mrs. Rosenberg and Mr. Zell may be deemed to be the beneficial owners of the warrants. Mrs. Rosenberg and Mr. Zell disclaim beneficial ownership of such warrants. See Note (16) below.

 (16) Includes 60,243 shares issuable pursuant to warrants. The warrants are beneficially owned by SZ2. Certain partners of SZ2 include Mrs. Rosenberg and trusts created for the benefit of Mr. Zell. As a result, Mrs. Rosenberg and Mr. Zell may be deemed to be beneficial owners of the warrants reported herein. Mrs. Rosenberg and Mr. Zell disclaim beneficial ownership of such warrants. See Note (15) above.

 (17) Includes vested options to purchase 22,912 shares. The number of shares indicated includes shares and warrant shares held as co-trustee under the Retirement Plan. See Note (14) above.

 (18) Includes vested options to purchase 47,400 shares.

 (19) Includes vested options to purchase 254,500 shares. The number of shares indicated includes shares held as co-trustee under the Retirement Plan. See Note (14) above.

 (20) Includes 115,583 shares issuable pursuant to warrants (beneficial ownership of 60,258 shares of which is disclaimed, as described in Notes
     (15) and (16) above), vested options to purchase 1,477,173 shares and 214,270 shares held under the Retirement Plan. Does not include an aggregate of 18,700 stock units granted in July 1996 to Jacor's five non-employee directors (3,740 stock units to each director) in lieu of cash director fees and a special bonus. Such units are convertible into Jacor Common Stock upon the earlier of such a director no longer serving as a director or, except for units issued to Mr. Dammeyer, when the value of Jacor Common Stock equals or exceeds $53.50 per share for five consecutive trading days. Also does not include an aggregate of 22,487 stock units granted in November 1996 to certain executive officers of Jacor (9,569 stock units to each of Messrs. Michaels and Lawrence, 1,914 stock units to Mr. Owens and 1,435 stock units to Mr. Berry). Such units are convertible into Jacor Common Stock at the earlier of the executive officer's retirement, death, permanent disability or separation from service or upon a change in control of Jacor.

    No agreements, formal or informal, exist among the various officers and directors to vote their shares collectively.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the best of the Company's knowledge, the following directors, officers and 10% or more stockholders of the Company have filed with the Securities and Exchange Commission late reports pursuant to Section 16 of the Securities Exchange Act of 1934 for the Company's 1996 fiscal year: Messrs. Crowl, Kersting, Miller and Suffa each filed one late Form 3 and one late Form 4, the latter of which for each officer relates to an option grant in November 1996. Mr. Owens filed one late Form 3, and Frank A. DeFrancesco and John T. Lynch, former officers of the Company, each filed one late Form 3.

PROPOSAL NO. 2

        PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK
          PURCHASE PLAN, INCLUDING THE ISSUANCE OF UP TO AN ADDITIONAL
                   500,000 SHARES OF COMMON STOCK THEREUNDER

    The Board of Directors of the Company, at its meeting on October 30, 1994, adopted the Jacor Communications, Inc. 1995 Employee Stock Purchase Plan (the "Original Stock Purchase Plan"), subject to approval of the Company's stockholders. The Company's stockholders approved the Original Stock Purchase Plan, including the issuance of 200,000 shares of Jacor Common Stock thereunder, at the 1995 Annual Meeting.

    Stockholders are now being asked to approve an Amended and Restated Employee Stock Purchase Plan ("Amended and Restated Stock Purchase Plan"). The Board of Directors amended and restated the Original Stock Purchase Plan at its meeting on January 30, 1997, primarily in order to provide employees who are hired by the Company after January 1 but before June 30 of a particular Plan year, the opportunity to participate in a six-month offering during the last half of such Plan Year. In addition, the Board of Directors authorized the issuance of up to an additional 500,000 shares of Jacor Common Stock under the plan at its meeting on April 28, 1997. These changes, as well as other minor amendments, are discussed more fully below.

    Set forth below is a summary of certain important features of the Amended and Restated Stock Purchase Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 1 to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Amended and Restated Stock Purchase Plan.

    PURPOSE OF PLAN. The Board of Directors believes that the Original Stock Purchase Plan has been useful in increasing employee ownership of Jacor Common Stock, thereby increasing employee interest in the operating results of the Company. In addition, the Board believes that the plan has enhanced the Company's ability to retain and motivate its employees. The plan provides eligible employees with an opportunity to purchase Company Common Stock through payroll deductions.

    SHARES RESERVED FOR ISSUANCE UNDER THE STOCK PURCHASE PLAN. The Amended and Restated Stock Purchase Plan provides eligible employees of the Company with a means to purchase in the aggregate up to 700,000 shares of Jacor Common Stock (including 500,000 authorized by the Board of Directors at its April 28, 1997, meeting) at a discount, subject to adjustments under certain circumstances such as stock splits, stock dividends, recapitalization or other changes in the outstanding Common Stock. The reserved shares consist of authorized but unissued Jacor Common Stock or shares of Jacor Common Stock reacquired by the Company, including any shares purchased by the Company in the open market. In the event such shares would be purchased on the open market, the Company will bear all brokerage costs and will pay any difference between the actual stock purchase price and the amount paid by employees under the Amended and Restated Stock Purchase Plan.

    ELIGIBLE EMPLOYEES. The Original Stock Purchase Plan provided that any person who was employed by the Company on the first day of each calendar year (a "Plan Year") and had timely completed an enrollment form for that Plan Year was eligible to participate in the plan. The Amended and Restated Stock Purchase Plan provides that, beginning with the 1997 Plan Year, persons who become eligible employees between January 1 and June 30 of any Plan Year shall be entitled to participate in an offering that commences on July 1 of the Plan Year and ends on December 31 of the Plan Year. Thus, employees employed by the Company on or before January 1 of a particular Plan year are eligible to receive options granted on January 1, but only employees who first become employed between January 1 and June 30 of a particular Plan Year are eligible to receive options granted on July 1 of that particular Plan Year. January 1 and July 1, as applicable, are hereafter referred to as the "Offering Date." To participate in the plan, each eligible employee must complete an Enrollment Agreement and related documents at least ten days prior to the commencement of the initial offering in which he or she desires to participate. Pursuant to the Amended and Restated Stock Purchase Plan, effective beginning with the 1997 Plan Year, any timely filed Enrollment Agreement shall be effective for all subsequent offerings, unless earlier terminated by the employee under the terms of the plan. However, participation in one offering does not limit, or require, participation in any other offering. Notwithstanding the above, no employee who, after the grant of options under the plan, owns shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or its parent, if any, or any subsidiary corporation, after taking into account outstanding options and certain attribution rules, shall be eligible to receive an option. Of the approximately 3,800 employees eligible to participate in the Original Stock Purchase Plan as of January 1, 1997, approximately 900 employees were participating in the plan.

    COMMON STOCK PURCHASES. The Amended and Restated Stock Purchase Plan authorizes the grant of options to purchase Jacor Common Stock to eligible participating employees at the beginning of each Plan Year, and on July 1 of each Plan Year (with respect to persons who become eligible employees between January 1 and June 30 of the Plan Year). The option exercise price is payable by the employee thorough automatic payroll deductions during the Plan Year, which deductions may not be less than $10 or more than 10% of his or her base pay. No employee may subscribe for or receive options to purchase shares of Jacor Common Stock with an aggregate Fair Market Value of $25,000 or more in any Plan Year.

    The purchase price for each share of Jacor Common Stock subject to an option granted under the Amended and Restated Stock Purchase Plan will be the lesser of
(i) 85% of the Fair Market Value of Jacor Common Stock on the first business day of the Plan Year, or July 1 of each Plan Year, whichever date is applicable (or such other date as determined by the plan administrator (the "Offering Date")), or (ii) 85% of the Fair Market Value of the Common Stock on the last business day of the Plan Year. "Fair Market Value" is defined in the plan as the closing price for Jacor Common Stock on a national stock exchange or, if the stock is not traded on an exchange, the last sale price for Jacor Common Stock as reported on the Nasdaq National Market.

    On the Offering Date, each eligible employee who elects to participate in an offering receives an option to purchase the number of shares of Jacor Common Stock that he or she will be able to purchase with the payroll deduction credited to his or her account during such offering period. These options will be automatically exercised as of the last business day of the offering.

    Subject to certain limitations set forth in the Amended and Restated Stock Purchase Plan, an employee is permitted, at any time prior to the end of an offering, to terminate or to withdraw all of the amounts in his or her account, without interest. Upon the termination of the employee's employment with the Company prior to the last day of an offering for any reason other than death, disability or retirement, the employee's only right will be to receive the amount of cash that is in his or her account, without interest. If an employee's employment is terminated by reason of retirement, death or disability prior to the end of the current offering period, he or she will have the right within 90 days thereafter, to elect to have the balance of his or her account either paid to him or her in cash or applied at the end of the current offering toward the purchase of Jacor Common Stock. Other than as set forth in this paragraph, an employee may not change the amount of his or her payroll deductions during an offering.

    The Amended and Restated Stock Purchase Plan may be amended from time to time by the Board of Directors; provided, however, that no amendment will be effective without the prior approval of the stockholders to increase the aggregate number of shares to be issued under the Plan, change the class of employees eligible to receive options, or if approval is required to comply with Rule 16b-3 promulgated under the Exchange Act. The Amended and Restated Stock Purchase Plan may be terminated at any time by the Board of Directors.

    FEDERAL INCOME TAX CONSEQUENCES. The Amended and Restated Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), such that the transfer of a share of Jacor Common Stock to an employee pursuant to the plan will generally be entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an employee will not be required to recognize income at the time the option is granted or at the time the option is exercised. The Company will not be entitled to any deduction with respect to the plan, except in connection with a disqualifying disposition (as discussed below).

    When a plan participant disposes of Jacor Common Stock acquired under the plan (or in the event of death of the employee while owning such Jacor Common Stock whether or not the holding period requirements are met), he or she will recognize compensation income (taxed as ordinary income) in an amount equal to the lesser of (i) the excess of the fair market value of the Jacor Common Stock at the time of such disposition or death over the amount paid for the Jacor Common Stock, or (ii) the excess of the fair market value of Jacor Common Stock on the date the option was granted over an amount equal to 85% of the fair market value of Jacor Common Stock on the date the option was granted. Any additional gain or any loss resulting from the disposition will be taxed as long-term capital gain or loss.

    In order to receive such favorable tax treatment, the Code requires that the employee make no disposition of the Jacor Common Stock within two years from the date the option was granted nor within one year from the date the option was exercised and the Common Stock transferred to him or her. If an employee disposes of Jacor Common Stock acquired under the plan before the expiration of these holding periods, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the Jacor Common Stock on the date the option was exercised over the option price. The amount recognized as ordinary income will increase the employee's basis in such shares. Any gain or loss resulting from the disposition will be taxed as capital gain or loss. At the time of such a disqualifying disposition, the Company would be allowed a deduction equal to the amount included in the employee's income as ordinary income.

    NEW PLAN BENEFITS AND 1997 AWARDS. As of January 1, 1997, the Company approved option grants under the plan for an aggregate of 83,434 shares of Jacor Common Stock to participating eligible employees. As described above, the exercise price of these options will be the lower of 85% of the closing sale price of Jacor Common Stock as reported on the Nasdaq National Market on December 31, 1997 or $23.27 (i.e., 85% of $27.375, the closing sale price on January 2, 1997). These options will be exercised automatically on December 31, 1997. The last reported sale price of Jacor Common Stock on the Nasdaq National Market on April 11, 1997 was $28.063. None of these options were granted conditioned upon approval of the Amended and Restated Stock Purchase Plan by the Company's stockholders at the Annual Meeting, because such option grants are expressly permitted pursuant to the Original Stock Purchase Plan. Should the Company's stockholders not vote to approve the Amended and Restated Stock Purchase Plan, the Original Stock Purchase Plan will continue to remain in effect until terminated pursuant to its terms. The table on page 36 of this Proxy Statement sets forth the number of options granted under the plan to the named executives, all executive officers as a group and all other employees as a group. Non-employee directors are not eligible to participate in the plan.

    It cannot be determined what benefits or amounts, if any, will be allocated to employees pursuant to the new eligibility and offering provisions of the Amended and Restated Stock Purchase Plan. Such amounts depend entirely on the number of new Company employees hired between January 1 and June 30 of the 1997 Plan Year and subsequent Plan Years, and whether such employees desire to participate in the plan.

    VOTE REQUIRED. The proposal to adopt the Amended and Restated Stock Purchase Plan in the form attached to this Proxy Statement as Annex 1 will be submitted to the stockholders for adoption at the Annual Meeting. Adoption of this proposal requires an affirmative vote by the majority of the shares of Jacor Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR Proposal No. 2 and the adoption of the Amended and Restated Stock Purchase Plan.

THE BOARD OF DIRECTORS HAS ADOPTED THE AMENDED AND RESTATED STOCK PURCHASE PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

PROPOSAL NO. 3

          PROPOSAL TO APPROVE THE 1997 LONG-TERM INCENTIVE STOCK PLAN, INCLUDING THE ISSUANCE OF UP TO 1,800,000 SHARES THEREUNDER

    On April 28, 1997, the Board of Directors of the Company adopted the 1997 Long-Term Incentive Stock Plan, effective April 28, 1997 (the "Long-Term Plan"), including the issuance of up to 1,800,000 shares of Jacor Common Stock thereunder, subject to stockholder approval. The Long-Term Plan permits a committee of the Company's Board of Directors to grant non-qualified stock options (NQSO), incentive stock options (ISOs), restricted stock, stock appreciation rights (SARs), performance units, performance shares and other stock units to executive officers and other key employees.

    The Long-Term Plan has been designed to comply with Section 162(m) of the Code, which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including "performance-based compensation," are generally excluded from this deduction limit. It is contemplated that all stock awards made under the Long-Term Plan, with the exception of the other stock unit awards, will constitute "performance-based compensation" under Section 162(m) of the Code. Other stock unit awards will count toward the annual $1,000,000 deduction limit. In an effort to ensure that most stock awards under the plan will qualify as "performance-based compensation," the Long-Term Plan is being submitted to stockholders for approval at the Annual Meeting. While the Company believes that compensation payable pursuant to the Long-Term Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation not qualified under
Section 162(m) of the Code may be payable pursuant to the provisions of the Long-Term Plan. By approving the Long-Term Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein.

    Set forth below is a summary of certain important features of the Long-Term Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 2 to this proxy statement. All capitalized terms which are not defined herein are defined in the Long-Term Plan.

    PURPOSE. The purpose of the Long-Term Plan is to promote the success of the Company and its Subsidiaries by providing incentives to key employees that link their compensation to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of key employees upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

    ADMINISTRATION. The Long-Term Plan will be administered by a committee (the "Committee") of the Board of Directors which will be composed solely of not less than two directors, who, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), qualify as "non-employee directors" for purposes of Rule 16b-3 and who, to the extent required by Section 162(m) of the Code, also qualify as "outside directors" for purposes of Section 162(m). Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted, to determine the type of awards as well as the number of shares of Jacor Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any award, and amend the terms and conditions of any outstanding option, stock appreciation right or other award. However, the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular award or to take any action to the extent that such action or the Committee's ability to take such action would cause any award to any Covered Employee to fail to qualify as "performance-based compensation" under

Section 162(m) of the Code. All decisions made by the Committee will be final and binding. For 1997, the Committee will be the LTIP/STIP Committee, as discussed under the caption "THE BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS--Compensation Committee and LTIP/STIP Committee" on page 5 of this Proxy Statement.

    ELIGIBILITY. Participants in the plan will be employees of the Company or any Subsidiary, including officers of the Company or any Subsidiary who, in the opinion of the Committee, contribute significantly to the growth and profitability of the Company and its Subsidiaries.

    NUMBER OF SHARES. The Long-Term Plan authorizes the issuance of up to 1,800,000 shares of Common Stock pursuant to the grant or exercise of stock options, including ISOs and NQSOs, SARs, restricted stock, performance units, performance shares and other stock units, but no more than one-half of such aggregate number may be issued as restricted stock and no more than 500,000 shares may be issued upon the exercise of ISOs. No single participant may be granted options (NQSOs or ISOs) for in excess of 200,000 shares of Jacor Common Stock in any calendar year, or SARs for in excess of 200,000 shares of Jacor Common Stock in any calendar year. Also, no Covered Employee may be granted any performance unit or performance share award with respect to any performance period (i) in an aggregate amount payable in cash in excess of $1,000,000, or
(ii) in excess of 100,000 shares. The exercise of SARs, whether paid in cash or Jacor Common Stock, is an issuance of shares under the Long-Term Plan. The payment of performance shares, performance units or other stock units is an issuance of shares under the plan only to the extent payment is made in Jacor Common Stock. Subject to the foregoing limits, the shares available under the Long-Term Plan can be divided among the various types of awards and among the participants as the Committee sees fit. Such shares are to be made available from authorized but unissued shares of Common Stock or shares of Jacor Common Stock reacquired by the Company in the open market. The number of shares subject to the Long-Term Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

DESCRIPTION OF AWARDS

    STOCK OPTIONS. The Long-Term Plan permits the award of ISOs and NQSOs. Each option granted under the plan must be evidenced by a written agreement specifying terms, including the type, the number of shares covered, the exercise price, when it is exercisable, any restriction on transferability of shares obtained from the exercise of the option and the duration. The purchase price per share of Jacor Common Stock covered by an option shall be determined by the Committee, but, in the case of grants to executive officers, may not be less than 100% of the Fair Market Value of the underlying Jacor Common Stock on the date of grant. Notwithstanding the above, all ISOs must be granted at Fair Market Value, whether granted to executive officers or otherwise. No ISOs shall be exercisable more than ten years after their date of grant. Payment of an option may be made with cash, with previously owned shares of Jacor Common Stock, by foregoing compensation in accordance with Committee rules or by a combination of these. The principal difference between ISOs and NQSOs is their tax treatment. See "--Federal Income Tax Consequences."

    STOCK APPRECIATION RIGHTS. The Long-Term Plan authorizes the Committee to grant SARs in lieu of options, in addition to options, independent of options or as a combination of the foregoing. A holder of SARs is entitled upon exercise to receive a number of shares of Jacor Common Stock, or cash or a combination of both, as the Committee may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one share of Common Stock on the date of exercise exceeds the exercise price fixed by the Committee on the date of grant multiplied by the number of shares in respect of which the SARs are exercised. If granted in lieu of an option, the SAR is exercisable at the same time as the related option and, when exercised, the related option must be surrendered and ceases to be exercisable. If granted in addition to an option, the exercise of the related option causes the SAR also to be exercised. If granted independently of an option, the SAR will be exercisable at such time as the Committee determines and its exercise will be unrelated to any option. The term of any SAR will not exceed ten years.

    RESTRICTED STOCK. The Long-Term Plan authorizes the Committee to grant restricted stock to individuals with such Periods of Restriction as the Committee may designate. In the case of Covered Employees, the Committee may condition the vesting or lapse of such Periods of Restriction upon the attainment of one or more performance goals established by the Committee within the time period prescribed by Section 162(m) of the Code. These performance goals must be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: broadcast cash flow, total stockholder return, return on equity, return on capital, earnings per share, cash flow per share, market share, stock price, revenues, costs, net income, cash flow and retained earnings (the "Performance Goals"). Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

    Each grant of restricted stock will be evidenced by a restricted stock agreement that shall specify the Period of Restriction, the number of shares of restricted stock granted and such other provisions determined by the Committee. Generally, all rights with respect to the restricted stock granted to a participant under the Long-Term Plan shall be exercisable only during his lifetime and only by the participant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the Period of Restriction, participants holding restricted stock may exercise full voting rights with respect to the shares and are entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable Period of Restriction, the shares of restricted stock will become freely transferrable.

    PERFORMANCE UNITS, PERFORMANCE SHARES AND OTHER STOCK UNITS. The Long-Term Plan authorizes the Committee to grant performance units and performance shares which may be earned if specified long-term corporate goals are achieved over a period of time selected by the Committee (a "Performance Period"). Prior to the grant of performance units or performance shares, the Committee must establish the Performance Goals (from among the objective performance measures described above relating to restricted stock) that must be satisfied before a payout of such awards is made. At the conclusion of a particular Performance Period, the Committee will determine the extent to which the Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the performance units or performance shares awarded to determine the payout to be received by the participant; provided that no payout will be made thereunder except upon written certification by the Committee that the applicable Performance Goal(s) have been satisfied to a particular extent. As a result, depending upon the Company's performance in relation to the Performance Goals, a participant may earn less or more than the number of performance shares or performance units initially awarded. In addition, to the extent that the value of a performance share or performance unit is related to a share of Jacor Common Stock, the value of any payout will be dependent upon the changing value of the Jacor Common Stock. Payments may be made in cash, Jacor Common Stock or a combination as determined by the Committee. With respect to Covered Employees, all Performance Goals will be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C).

    The Long-Term Plan also authorizes the grant of other stock units at any time and from time to time on such terms as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of stock units granted to each participant. Prior to the grant of a stock unit award, each participant must elect to either (i) convert all or part of his or her stock unit award into cash, equivalent to the cash value of the stock units established by the Committee on the date of grant, receive a cash award for the corresponding number of stock units converted to cash, and receive the remaining stock units in shares of Jacor Common Stock payable upon the occurrence of certain trigger events set forth on the participant's election form in his or her complete discretion ("Trigger Events"); or (ii) receive his or her entire stock unit award in shares of Jacor Common Stock payable upon the occurence of the Trigger Events. The terms and conditions of the Trigger Events may vary by stock unit award, by the participant, or both. Any portion of a participant's stock unit award which is not converted to cash shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that participant. Each stock unit is credited as a Jacor Common Stock equivalent on the date so credited. Additional stock equivalents may be added to the stock unit account equal to the amount of Jacor Common Stock that could be purchased with dividends equal to that paid on one share of Jacor Common Stock, multiplied by the number of stock equivalents then existing in the stock unit account, based on the Fair Market Value of the Jacor Common Stock on the date a dividend is paid on the Jacor Common Stock. Stock unit awards will not constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and, as such, will count toward the annual $1,000,000 deduction limit.

    CHANGE IN CONTROL. Upon a Change in Control of the Company, all stock-based awards, such as ISOs, NQSOs, SARs, stock units and restricted stock shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent, as determined by the Committee, to which the Performance Goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever is higher.

    LIMITS ON TRANSFERABILITY AND EXERCISABILITY. No award granted under the Long-Term Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will or by the laws of descent and distribution. All rights to any award granted to an employee shall be exercisable during the employee's lifetime only by the employee or the employee's guardian or legal representative. All awards granted under the plan will be forfeited immediately if the employee is terminated for cause. Generally, upon termination of any employee due to death, disability or retirement, all options and SARs will be immediately exercisable and remain so until their expiration date, any Restricted Period with respect to restricted stock will lapse and restricted stock will become freely transferrable, outstanding performance units and performance shares will entitle the employee to receive pro-rated payments based upon the full months of service during the Performance Period and all other stock units will immediately vest and be payable to the employee as if the Trigger Events had occurred. Upon the termination of any employee for any other reason (other than for cause), the employee generally may exercise then exercisable options or SARs for 90 days or until their expiration date, all other stock units will immediately vest and be payable to the employee as if the Trigger Events had occurred, and restricted stock, performance units and performance shares will be forfeited (subject, in each case, to the discretion of the Committee).

    AMENDMENT AND DISCONTINUANCE. The Long-Term Plan may be amended, altered or discontinued by the Board of Directors, but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any award theretofore granted under the plan, without the written consent of the participant. Except as expressly provided in the Long-Term Plan, the plan may not be amended without stockholder approval to the extent such approval is required by law, rules of an exchange on which the Company is listed.

    FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief discussion of the federal income tax rules relevant to stock options, SARs, restricted stock, performance units, performance shares and other stock units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

    NQSOS AND SARS. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers), the fair market value will generally be determined at the expiration of the six-month period, unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee in the Company's taxable year in which the amount is included as income to the optionee.

    ISOS. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period. Option grants for shares which are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any parent corporation or Subsidiary of the Company), which have a fair market value in excess of $100,000, shall be treated as options which are not ISO's, and will be subject to the same tax treatment as for the grant of NQSO's, as discussed above.

    RESTRICTED STOCK.  A participant who is granted restricted stock may make a
Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is generally entitled to a tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Code.

    PERFORMANCE UNITS, PERFORMANCE SHARES AND OTHER STOCK UNITS. A participant who has been granted a performance unit, performance share or other stock unit award will not realize taxable income until the units or shares vest and the participant is in receipt of the Jacor Common Stock and/or cash distributed in payment of the award, at which time such participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Section 162(m) of the Code.

    NEW PLAN BENEFITS. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Long-Term Plan if the plan is adopted. Such determinations are subject to the discretion of the Committee. However, similar long-term awards that were paid or allocated to the named executive officers in 1996 and prior years are described in the Summary Compensation Table, Option/SAR Grants Table and Option/SAR Exercises, Year-End Value Table and Long-Term Incentive Plan Awards Table on pages 33-36 of this Proxy Statement.

    VOTE REQUIRED. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the Long-Term Plan with respect to Section 162(m) of the Code. Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Such vote will also satisfy the stockholder approval requirements of Section 422 of the Code with respect to the grant of ISOs. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR Proposal No. 3 and the adoption of the Long-Term Incentive Plan.

THE BOARD OF DIRECTORS HAS ADOPTED THE LONG-TERM INCENTIVE STOCK PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

PROPOSAL NO. 4

              PROPOSAL TO ADOPT THE 1997 SHORT-TERM INCENTIVE PLAN

    Stockholders are being asked to approve the 1997 Short-Term Incentive Plan (the "Short-Term Plan"). The Board of Directors of the Company unanimously adopted the Short-Term Plan on April 28, 1997. Set forth below is a summary of certain important features of the Short-Term Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 3 to this proxy statement. All capitalized terms which are not defined herein are defined in the Short-Term Plan.

    PURPOSE. The purpose of the Short-Term Plan is to provide key employees of the Company and its Subsidiaries with a meaningful annual incentive opportunity geared toward the achievement of specific corporate and/or individual goals. The Short-Term Plan provides for the grant of Company Performance Awards and Individual Performance Awards. The Short-Term Plan is designed to take into account Section 162(m) of the Code, which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that certain compensation payable under the plan will qualify as performance-based compensation, the Short-Term Plan is being submitted to stockholders for approval at the Annual Meeting. By approving the Short-Term Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on annual incentive awards contained therein relating to the Company Performance Awards.

    As stated above, the Short-Term Plan also provides for the establishment and payment of Individual Performance Awards. Individual Performance Awards payable under the Short-Term Plan will not qualify as "performance-based compensation" under Section 162(m) of the Code, and thus, will count toward the annual $1,000,000 deduction limit. The Company will continue to pay at least a portion of its executive compensation based on the individual performance of key employees. If the stockholders approve the Long-Term Incentive Stock Plan and the Short-Term Incentive Plan, the Committee believes that all compensation paid to executives will be deductible by the Company for 1997 and for the foreseeable future, and the payment of the Individual Performance Awards will not affect the deductibility of such executive compensation.

    ADMINISTRATION. The Short-Term Plan will be administered by a committee of two or more persons appointed by the Board of Directors (the "Committee"). To the extent required to comply with Section 162(m) of the Code, each such member will qualify as an "outside director" for purposes of Section 162(m) of the Code. Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, and establish, amend or waive rules and regulations for its administration. However, the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular award or to take any action to the extent that such action or the Committee's ability to take such action would cause any award to any Covered Employee to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions made by the Committee will be final and binding. For 1997, the Committee will be the LTIP/STIP Committee, as discussed under the caption "THE BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS--Compensation Committee and LTIP/STIP Committee" on page 5 of this Proxy Statement.

    ELIGIBILITY. Officers and salaried employees of the Company and its Subsidiaries who, in the opinion of the Chief Executive Officer, can contribute significantly to the growth and profitability of the Company and its Subsidiaries, are eligible to be selected by the Committee to be granted awards under the Short-

Term Plan. Specific criteria for participation shall be established by the Committee prior to the beginning of each incentive period (generally a calendar year, but in 1997 such period would begin on June 1 and end on December 31), and selected employees will be notified in writing of their selection, and of their performance goals and related Company Performance Awards and Individual Performance Awards, as soon as practicable. Under certain circumstances, individuals who become eligible after an incentive period has commenced may participate in the plan. The Committee may withdraw its approval for participation in the plan with respect to an incentive period at any time during such period (except where a Change in Control occurs during an incentive period), and the employee will not be entitled to the payment of any Award for such incentive period. No participant or other employee shall have the right to participate in the Short-Term Plan for any incentive period, despite having been selected in a previous incentive period. No right or interest of any participant in the Short-Term Plan may be assigned, transferred, pledged or encumbered.

DESCRIPTION OF AWARDS

    COMPANY PERFORMANCE AWARDS. The Short-Term Plan permits the award of Company Performance Awards (expressed as a percentage of base salary), which are established independent of the Individual Performance Awards discussed below. On or before the 90th day of each incentive period and in any event before 25% or more of the incentive period has elapsed, the Committee shall establish for each participant the Company Performance Award and specific objective performance goals for the incentive period in writing, which will be based on one or more of the following: broadcast cash flow, total stockholder return, return on equity, return on capital, earnings per share, cash flow per share, market share, stock price, revenues, costs, net income, cash flow and retained earnings. ("Company Performance Goals"). At the time Company Performance Awards are established, the Committee will specify the manner in which the Company Performance Goal(s) will be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal(s). For example, if a Company Performance Goal was earnings per share, the Committee could, at the time the Company Performance Goal is established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals may also be based on the attainment of specified performance levels of the Company relative to other corporations. Upon establishing the Company Performance Awards, the Committee will establish a minimum level of achievement of the Company Performance Goals that must be met in order to receive any portion of such award.

    The level of achievement of the Company Performance Goals at the end of the incentive period will determine the amount of each participant's Company Performance Award that such participant will receive (the "Earned Company Award"), which may exceed 100% of the participant's Company Performance Award. If the minimum level of achievement of Company Performance Goals for an incentive period is not met, no payment of an Earned Company Award will be made to the particular participant during the incentive period. To the extent that minimum achievement levels are met or surpassed, and upon certification by the Committee that the Company Performance Goals have been satisfied and that any other material terms and conditions of the Company Performance Awards are met, payment of an Earned Company Award will be made to the participant for that incentive period. The payment of all Earned Company Awards is subject to reduction by the Committee, in its sole discretion. However, the Committee will have no additional discretion to modify the terms of Company Performance Awards. The maximum amount payable to a participant during any fiscal year will not exceed $1,000,000.

    INDIVIDUAL PERFORMANCE AWARDS. The Short-Term Plan permits the award of Individual Performance Awards (expressed as a percentage of base salary), which are established independent of the Company Performance Awards discussed above. At the beginning of each incentive period, the Chief Executive Officer will establish individual performance goals for each plan participant; provided that the Committee will establish the performance goals for the Chief Executive Officer. The level of achievement of the individual performance goals at the end of the incentive period will determine the amount of each participant's Individual Performance Award that such participant will receive (the "Earned Individual Award"), which may range from 0% to 150% of the participant's Individual Performance Award. The payment of all Earned Individual Awards is subject to approval by the Committee, and will in no way be contingent upon the attainment of, or the failure to attain, the Company Performance Goals for the Company Performance Awards granted to participants. Because the individual performance goals described above are not objective in nature, the award of Individual Performance Awards and the payout of Earned Individual Awards do not qualify as "performance-based compensation" as defined in Section 162(m) of the Code. Thus, the Earned Individual Award payouts will count toward the $1,000,000 cap on the deductibility of executive compensation paid by the Company. However, the Committee desires to retain the ability to evaluate key employees on a subjective basis in order to promote effective management of the Company.

    TERMINATION OF EMPLOYMENT. In the event of termination due to death, total and permanent disability or retirement, any Earned Awards (Earned Individual Awards and/or Earned Company Awards) will be prorated to reflect participation prior to termination. In the event of termination for any other reason, all of a participant's rights to an Earned Award for the incentive period then in progress will be forfeited; provided that the Committee may, in its discretion, pay a prorated award for the portion of the incentive period that the participant was employed.

    CHANGE IN CONTROL. If any participant is terminated for any reason other than for Cause, within 24 months after a Change in Control of the Company or its Subsidiaries, all awards previously deferred (with earnings) will be paid to the participant; along with a Company Performance Award and Individual Performance Award established for the participant for the incentive period in progress at the time of termination, which is prorated for the portion of the incentive period the participant is employed.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company has absolute discretion to modify or amend the Short-Term Plan in whole or in part, or suspend or terminate the plan entirely. However, no such modification, amendment, suspension or termination after an incentive period may, without the consent of the participant, reduce the participant's right to a payment or distribution to which the participant is entitled for such incentive period.

    NEW PLAN BENEFITS. It cannot be determined at this time what benefits or amounts, if any, will be allocated to or received by any persons or group of persons under the Short-Term Plan if the plan is adopted. Such determinations as to allocations are at the discretion of the Committee and as to receipt of payouts is dependent upon future performance. However, the benefits and amounts payable under the Company's cash bonus plan for 1996 and prior years are set forth in the bonus column of the Summary Compensation Table on page 33 of this proxy statement.

    VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the Short-Term Plan with respect to Section 162 of the Code. Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR Proposal No. 4 and the adoption of the Short-Term Incentive Plan.

THE BOARD OF DIRECTORS HAS ADOPTED THE SHORT-TERM INCENTIVE PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.

PROPOSAL NO. 5

     PROPOSAL TO ADOPT THE 1997 NON-EMPLOYEE DIRECTORS STOCK PURCHASE PLAN,
               INCLUDING THE ISSUANCE OF UP TO 150,000 SHARES OF
                            COMMON STOCK THEREUNDER

    The Board of Directors of the Company, at its meeting on April 28, 1997, adopted the 1997 Non-Employee Directors Stock Purchase Plan (the "Directors Stock Purchase Plan"), subject to approval of the Company's stockholders, including the issuance of up to 150,000 shares of Jacor Common Stock thereunder.

    Set forth below is a summary of certain important features of the Directors Stock Purchase Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 4 to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Directors Stock Purchase Plan.

    PURPOSE OF PLAN. The purpose of the Directors Stock Purchase Plan is to promote the success of the Company by providing incentives to directors that link their director compensation to the long-term financial success of the Company and to growth in stockholder value. The plan is designed to enable the Company to attract and retain highly qualified directors upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

    SHARES RESERVED FOR ISSUANCE UNDER THE STOCK PURCHASE PLAN. The Directors Stock Purchase Plan provides directors of the Company with a means to purchase in the aggregate up to 150,000 shares of Jacor Common Stock at a discount, subject to adjustments under certain circumstances such as stock splits, stock dividends, recapitalization or other changes in the outstanding Common Stock. The reserved shares consist of authorized but unissued Jacor Common Stock or shares of Jacor Common Stock reacquired by the Company, including any shares purchased by the Company in the open market. In the event such shares would be purchased on the open market, the Company will bear all brokerage costs and will pay any difference between the actual stock purchase price and the amount paid by employees under the Directors Stock Purchase Plan.

    PARTICIPATION AND CONTRIBUTIONS. All of the Company's non-employee directors are eligible to participate in the plan. The Directors Stock Purchase Plan provides that each director must complete an Election Form setting forth the amount of the director's contribution for the particular Purchase Period, which begins on the first day of each quarter and ends on the last day of such quarter (unless otherwise established by the Compensation Committee of the Company), provided that, the aggregate maximum amount permitted to be contributed in each calendar year shall be $100,000. All contributions must be made no later than five (5) days prior to the last day of the Purchase Period for which the contribution is being made.

    A director also may, within five (5) days prior to the last day of a Purchase Period, withdraw, without interest, all or any part of the contributions credited to his or her account for such purchase, or increase his or her contributions for such purchase, by delivering an amended Election Form (and a check for the increased contributions, if applicable). All contributions made by a director will be held by the Company as part of its general assets and will not be segregated from the general assets of the Company or held in trust. No interest will accrue on the contributions, and each director's rights to the contributions credited to his or her account will be that of a general and unsecured creditor of the Company. The entire balance of a director's account will be refunded in the event the director ceases to become a director of the Board for any reason.

    COMMON STOCK PURCHASES. At the end of the applicable Purchase Period, the balance remaining in a director's account is applied to purchase shares of Jacor Common Stock for 85% of the lesser of (a) the Closing Price for a share of Jacor Common Stock on the last business day of the Purchase Period; and (b) the greater of (i) the Closing Price for a share of Jacor Common Stock on the first business day of the Purchase Period; and (ii) the average Closing Price for a share of Jacor Common Stock for all the business days during the Purchase Period (the "Purchase Price"). Jacor Common Stock is purchased in whole shares only, and any remaining cash in the director's account is carried forward to the next Purchase Period.

    A book-entry record of the shares of Jacor Common Stock purchased will be maintained by the Company's transfer agent, and no certificates will be issued, unless a director so requests. However, when a refund is made at the time a director leaves the Board, as discussed above, certificates will be delivered to the director for all shares of Jacor Common Stock then held for the director under the plan.

    BENEFICIARY DESIGNATION. A director may designate on his or her Election Form a beneficiary (a) who shall receive the balance credited to his or her account if the participant dies before the end of a Purchase Period and (b) who shall receive the shares of Jacor Common Stock, if any, purchased for the director under the plan if the director dies after the end of a Purchase Period but before either the certificate representing such shares has been delivered to the director or before such shares have been credited to a brokerage account maintained for the director. Such designation may be revised in writing at any time by the director by filing an amended Election Form. If a deceased director fails to designate a beneficiary or, if no person so designated survives a director or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the director's estate shall be treated as his or her designated beneficiary.

    TRANSFERABILITY AND DISPOSITIONS. Neither the balance credited to a director's account nor any rights to receive shares under the plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a director during his or her lifetime or by his or her beneficiary or by any other person during his or lifetime, and any attempt to do so shall be without effect. However, a director may assign his or her rights to purchase shares hereunder to any deferred compensation plan previously or hereafter adopted by the Company.

    No sale, transfer or other disposition may be made of any shares purchased under the plan until the first anniversary of such purchase. If a director violates the foregoing restriction, he or she shall remit to Jacor an amount of cash equal to the difference between the amount he or she paid for such shares and the Closing Price of such shares on the date they were purchased. However, if a director who owns shares subject to the foregoing restriction is determined by the Plan Administrator in its discretion to have a serious financial need for the proceeds of the sale of such Shares, then upon application made by the director, the Plan Administrator shall consent to a sale of such shares to the extent necessary to satisfy the serious financial need, and the director will not be required to make the remittance to the Company.

    ADMINISTRATION. Except for the exercise of those powers expressly granted to a committee of the Board of Directors to determine the Closing Price, and to set the Purchase Period, the Plan Administrator shall be responsible for the administration of the Directors Stock Purchase Plan and shall have the power in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any action or inaction by or on behalf of the Plan Administrator under the plan shall be final and binding on each participant and on each other person who makes a claim under the plan based on the rights, if any, of any such participant under this plan.

    COMPLIANCE WITH RULE 16B-3. All elections and transactions under the plan by persons subject to Rule 16b-3 are intended to comply with at least one of the exemptive conditions under Rule 16b-3. The

Plan Administrator shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Plan Administrator may deem necessary or appropriate.

    AMENDMENT OR TERMINATION. The plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate, and any such amendment shall be subject to the approval of the Company's stockholders to the extent such approval is required under applicable laws or the rules of an exchange on which the Company is listed. The Board also may terminate the plan and any Purchase Period at any time (together with any related contribution election) or may terminate any Purchase Period (together with any related contribution elections) at any time.

    FEDERAL INCOME TAX CONSEQUENCES. A director will recognize ordinary income at the end of the applicable Purchase Period in an amount equal to the difference between the amount paid for shares of Jacor Common Stock purchased and the Closing Price of such shares on the date they were purchased. Any future appreciation (or depreciation) in the shares of Jacor Common Stock acquired under the plan shall be taxed as capital gain (or loss) upon subsequent sale of the shares.

    NEW PLAN BENEFITS. It cannot be determined what benefits or amounts, if any, will be allocated to directors pursuant to the Directors Stock Purchase Plan. Such amounts depend entirely on whether and to what extent the Company's directors desire to participate in the plan.

    VOTE REQUIRED. The proposal to adopt the Directors Stock Purchase Plan in the form attached to this Proxy Statement as Annex 4 will be submitted to the stockholders for adoption at the Annual Meeting. Adoption of this proposal requires an affirmative vote by the majority of the shares of Jacor Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR Proposal No. 5 and the adoption of the Directors Stock Purchase Plan.

THE BOARD OF DIRECTORS HAS ADOPTED THE DIRECTORS STOCK PURCHASE PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5.

PROPOSAL NO. 6

         PROPOSAL TO ADOPT THE 1997 NON-EMPLOYEE DIRECTORS STOCK PLAN,
           INCLUDING THE ISSUANCE OF UP TO 350,000 SHARES THEREUNDER

    On April 28, 1997, the Board of Directors of the Company adopted the 1997 Non-Employee Directors Stock Plan, effective April 28, 1997 (the "Directors Stock Plan"), including the issuance of up to 350,000 shares of Jacor Common Stock thereunder, subject to stockholder approval. The Directors Stock Plan permits the Board of Directors of the Company to grant non-qualified stock options (NQSOs), restricted stock, stock appreciation rights (SARs), performance units, performance shares and other stock units to directors not employed by the Company.

    On April 28, 1997, the full Board of Directors granted NQSOs to non-employee directors under the Directors Stock Plan. These awards are subject to the approval of the Directors Stock Plan by the stockholders at the Annual Meeting. In the event that stockholders do not approve the 1997 Directors Stock Plan, the plan shall automatically terminate and the option grants made to current participants shall be canceled. Specific grants to non-employee directors are described in more detail under the caption "1997 Awards."

    Set forth below is a summary of certain important features of the Directors Stock Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 5 to this proxy statement. All capitalized terms which are not defined herein are defined in the Directors Stock Plan.

    PURPOSE. The purpose of the Directors Stock Plan is to promote the success of the Company by providing incentives to directors that link their director compensation to the long-term financial success of the Company and to growth in stockholder value. The plan is designed to provide flexibility to the Company in its ability to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

    ADMINISTRATION. The Directors Stock Plan will be administered by the full Board of Directors. Among other things, the Board will have the authority to select directors to whom awards may be granted, to determine the type of awards as well as the number of shares of Jacor Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Board will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any award, and amend the terms and conditions of any outstanding option, stock appreciation right or other award. All decisions made by the Board will be final and binding.

    ELIGIBILITY. Participants in the plan will be members of the Board of Directors of the Company who are not, and have not been at any time within the preceding three years, employees of the Company.

    NUMBER OF SHARES. The Directors Stock Plan authorizes the issuance of up to 350,000 shares of Jacor Common Stock pursuant to the grant or exercise of NQSO's, SARs, restricted stock, performance units, performance shares and other stock units. The exercise of SARs, whether paid in cash or Jacor Common Stock, is an issuance of shares under the Directors Stock Plan. The payment of performance shares, performance units or other stock units is an issuance of shares under the plan only to the extent payment is made in Jacor Common Stock. Subject to the foregoing limits, the shares available under the Directors Stock Plan can be divided among the various types of awards and among the participants as the Board determines. Such shares are to be made available from authorized but unissued shares of Jacor Common Stock or shares of Jacor Common Stock reacquired by the Company in the open market. The number of shares subject to the Directors Stock Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

DESCRIPTION OF AWARDS

    STOCK OPTIONS. The Directors Stock Plan permits the award of NQSOs. Each option granted under the plan must be evidenced by a written agreement specifying terms, the number of shares covered, the exercise price, when it is exercisable, any restriction on transferability of shares obtained from the exercise of the option and the duration. The purchase price per share of Jacor Common Stock covered by an option shall be determined by the Board, but may not be less than 100% of the Fair Market Value of the underlying Jacor Common Stock on the date of grant. Payment of an option may be made with cash, with previously owned shares of Jacor Common Stock, by foregoing compensation in accordance with Board rules or by a combination of these. See "--Federal Income Tax Consequences."

    STOCK APPRECIATION RIGHTS. The Directors Stock Plan authorizes the Board to grant SARs in lieu of options, in addition to options, independent of options or as a combination of the foregoing. A holder of SARs is entitled upon exercise to receive a number of shares of Jacor Common Stock, or cash or a combination of both, as the Board may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one share of Common Stock on the date of exercise exceeds the exercise price fixed by the Board on the date of grant multiplied by the number of shares in respect of which the SARs are exercised. If granted in lieu of an option, the SAR is exercisable at the same time as the related option and, when exercised, the related option must be surrendered and ceases to be exercisable. If granted in addition to an option, the exercise of the related option causes the SAR also to be exercised. If granted independently of an option, the SAR will be exercisable at such time as the Board determines and its exercise will be unrelated to any option. The term of any SAR will not exceed ten years.

    RESTRICTED STOCK. The Directors Stock Plan authorizes the Board to grant restricted stock to individuals with such Periods of Restriction as the Board may designate. Each grant of restricted stock will be evidenced by a restricted stock agreement that shall specify the Period of Restriction, the number of shares of restricted stock granted and such other provisions determined by the Board. Generally, all rights with respect to the restricted stock granted to a participant under the Directors Stock Plan shall be exercisable only during his lifetime and only by the participant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the Period of Restriction, participants holding restricted stock may exercise full voting rights with respect to the shares and are entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable Period of Restriction, the shares of restricted stock will become freely transferrable.

    PERFORMANCE UNITS, PERFORMANCE SHARES AND OTHER STOCK UNITS. The Directors Stock Plan authorizes the Board to grant performance units and performance shares which may be earned if specified long-term corporate goals are achieved over a period of time selected by the Board (a "Performance Period"). Prior to the grant of performance units or performance shares, the Board may establish the Performance Goals, which may be objectively and/or subjectively based, to be satisfied before a payout of such awards is made. At the conclusion of a particular Performance Period, the Board will determine the extent to which such Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the performance units or performance shares awarded to determine the payout to be received by the participant. As a result, depending upon the Company's performance in relation to the Performance Goals, a participant may earn less or more than the number of performance shares or performance units initially awarded. In addition, to the extent that the value of a performance share or performance unit is related to a share of Jacor Common Stock, the value of any payout will be dependent upon the changing value of the Jacor Common Stock. Payments may be made in cash, Jacor Common Stock or a combination as determined by the Board.

    The Directors Stock Plan also authorizes the grant of other stock units at any time and from time to time on such terms as shall be determined by the Board of Directors. The Board of Directors shall have complete discretion in determining the number of stock units granted to each participant. Prior to the grant of a stock unit award, each participant must elect to either (i) convert all or part of his or her stock unit award into cash, equivalent to the cash value of the stock units established by the Board on the date of grant, receive a cash award for the corresponding number of stock units converted to cash, and receive the remaining stock units in shares of Jacor Common Stock payable upon the occurrence of certain trigger events set forth on the participant's election form in his or her complete discretion ("Trigger Events"); or (ii) receive his or her entire stock unit award in shares of Jacor Common Stock, payable upon the occurrence of the Trigger Events. The terms and conditions of the Trigger Events may vary by stock unit award, by the participant, or both. Any portion of a participant's stock unit award which is not converted to cash shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that participant. Each stock unit is credited as a Jacor Common Stock equivalent on the date so credited. Additional stock equivalents may be added to the stock unit account equal to the amount of Jacor Common Stock that could be purchased with dividends equal to that paid on one share of Jacor Common Stock, multiplied by the number of stock equivalents then existing in the stock unit account, based on the Fair Market Value of the Jacor Common Stock on the date a dividend is paid on the Jacor Common Stock. Stock units to be granted to the Company's non-employee directors as part of their annual compensation will be stock units of this type. See "THE BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS--Compensation of Directors."

    CHANGE IN CONTROL. Upon a Change in Control of the Company, all stock-based awards, such as NQSOs, SARs, stock units and restricted stock shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent, as determined by the Board, to which the Performance Goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever is higher.

    LIMITS ON TRANSFERABILITY AND EXERCISABILITY. No award granted under the Directors Stock Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will or by the laws of descent and distribution. All rights to any award granted to a director shall be exercisable during the director's lifetime only by the director or the director's guardian or legal representative. All awards granted under the plan will be forfeited immediately if the director is removed as a director. Generally, upon ceasing service as a director due to death, disability or retirement, all options and SARs will be immediately exercisable and remain so until their expiration date, any Restricted Period with respect to restricted stock will lapse and restricted stock will become freely transferrable, outstanding performance units and performance shares will entitle the director to receive pro-rated payments based upon the full months of service during the Performance Period and all other stock units will immediately vest and be payable to the participant as if the Trigger Events had occurred. Upon the termination of service as a director for any other reason (other than for removal), the director generally may exercise then exercisable options or SARs for 90 days or until their expiration date, all other stock units will immediately vest and be payable to the participant as if the Trigger Events had occurred and restricted stock, performance units and performance shares will be forfeited (subject, in each case, to the discretion of the Board).

    AMENDMENT AND DISCONTINUANCE. The Directors Stock Plan may be amended, altered or discontinued by the Board of Directors, but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any award theretofore granted under the plan, without the written consent of the participant. Except as expressly provided in the Directors Stock Plan, the plan may not be amended without stockholder approval to the extent such approval is required by law, rules of an exchange on which the Company is listed.

    FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief discussion of the federal income tax rules relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

    NQSOS AND SARS. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute a payment for services taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally officers and directors), the fair market value will generally be determined at the expiration of the six month period, unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the amount included in the optionee's gross income in the Company's taxable year in which the amount is included as income to the optionee.

    RESTRICTED STOCK.  A participant who is granted restricted stock may make a
Section 83(b) election to have the grant taxed as ordinary income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are income to the participant and a deductible expense to the Company. The Company is generally entitled to a tax deduction for any income taxed to the participant for the Restricted Stock.

    PERFORMANCE UNITS, PERFORMANCE SHARES AND OTHER STOCK UNITS. A participant who has been granted a performance unit, performance share or other stock unit award will not realize taxable income until the units or shares vest and the participant is in receipt of the Common Stock and/or cash distributed in payment of the award, at which time such participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the amount taxable to the award recipient.

    NEW PLAN BENEFITS. Apart from the NQSOs granted on April 28, 1997, and described below, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Directors Stock Plan if the plan is adopted. Such determinations are subject to the discretion of the Board.

    1997 AWARDS. Subject to stockholder approval, the Board of Directors on April 28, 1997, awarded 5,000 NQSOs to each of the following non-employee directors: Messrs. Alexander, Bynoe, Dammeyer, Handy, Lasry, and Zell, and Mrs. Rosenberg and Ms. Wilderotter. Twenty-five percent of these options vest on April 28, 1997, but are not exercisable until six months following the date of grant, and 25% of the options will vest one year from the date of grant, 25% will vest two years from the date of grant and the remaining 25% will vest three years from the date of grant. All of the options are exercisable at a purchase price of $27.875 per share.

    VOTE REQUIRED. The proposal to adopt the Directors Stock Plan in the form attached to this Proxy Statement as Annex 5 will be submitted to the stockholders for adoption at the Annual Meeting. Adoption of this proposal requires an affirmative vote by the majority of the shares of Jacor Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted FOR Proposal No. 6 and the adoption of the Directors' Stock Plan.

    THE BOARD OF DIRECTORS HAS ADOPTED THE NON-EMPLOYEE DIRECTORS STOCK PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The report of the 1996 Compensation Committee with respect to 1996 executive compensation is as follows:

    The primary function of the Compensation Committee, which consists entirely of non-employee directors, is to oversee policies relating to executive compensation including salary, incentive bonuses, fringe benefits and stock option awards. Its objective is to attract and retain qualified individuals by providing competitive compensation, while, at the same time, linking such compensation to corporate objectives. The Compensation Committee believes that providing a direct relationship between corporate results and executive compensation will best serve stockholder interests.

    This link between executive compensation and corporate performance is facilitated through incentive bonuses based on earnings and also through stock option awards. The Compensation Committee may grant stock options to individuals to create additional economic incentives for these individuals to achieve improved corporate performance goals so that they can thereby participate in any resultant increases in stockholder value. The options are exercisable at the fair market value of the stock on the date of grant and therefore only provide benefits to the grantee if value increases through the increase in share price.

    It is the Compensation Committee's policy to establish base salaries for its executives at levels that it perceives to be fair and competitive with those of executives with similar responsibilities at companies that are considered to be comparable in terms of assets, net worth, revenue, operating cash flow and/or cash flow per share, based upon such information as may be acquired by the Compensation Committee from annual reports and proxy materials of such other companies, business and industry publications and other sources as may be available from time to time. Such comparisons of executive compensation are not necessarily with the same companies included in the indices used in the performance graph included in this Proxy Statement given that Jacor's competitors for executive and/or broadcasting talent are not limited to the entities included in such indices.

    The Compensation Committee applied the above considerations in determining the 1996 compensation for Jacor's Chief Executive Officer, Mr. Michaels, and President, Mr. Lawrence. In March 1996, the Compensation Committee established the base salary levels for Mr. Michaels and Mr. Lawrence and Jacor's other executive officers. Consistent with the Compensation Committee's policy of establishing competitive salary levels, Mr. Michaels and Mr. Lawrence each received a salary increase for 1996 averaging $153,000. For Mr. Michaels and Mr. Lawrence, the Compensation Committee established incentive performance targets that created the potential for significant incentive bonuses if the Company achieved or exceeded certain cash flow levels in 1996. Jacor exceeded the 1996 performance targets by a substantial margin. The Compensation Committee rewarded Mr. Michaels and Mr. Lawrence accordingly by granting substantial bonuses for 1996 determined in accordance with the incentive formula.

    In addition, Mr. Michaels, Mr. Lawrence and the other executive officers received stock unit bonuses based upon the Compensation Committee's determination that they were directly responsible for much of Jacor's growth through mergers and acquisitions in 1996. The Compensation Committee also awarded 407,500 stock options to executive officers in 1996 with Messrs. Michaels and Lawrence receiving 112,000 and 95,000, respectively.

    In March 1996, the Compensation Committee approved the base salary levels of the Company's other executive officers upon recommendations by Mr. Michaels and Mr. Lawrence. Also, based upon the recommendation of Mr. Michaels and Mr. Lawrence, the Compensation Committee approved incentive performance targets for the Company's other executive officers that created the potential for significant incentive bonuses for the Company achieved or exceeded certain cash flow levels in 1996. Jacor exceeded the 1996 performance targets by a substantial margin, and the other executive officers were awarded accordingly by receiving substantial bonuses for 1996 determined in accordance with the incentive formula.

    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. However, qualifying, "performance-based" compensation will not be subject to the deduction limit if certain requirements are met. For 1996, the total compensation for each of Mr. Michaels and Mr. Lawrence exceeded this limit or deductibility. Thus, portions of these executive officers' salaries for 1996 were not deductible by the Company. In light of this development, the Company has reviewed Section 162(m) and has determined that it is in the best interests of the Company and its stockholders to design its Long-Term Incentive Stock Plan and Short-Term Incentive Plan in order meet the criteria for deductibility under
Section 162(m). Although not all of the compensation paid to executive officers under these two plans will constitute "performance-based compensation," the Company anticipates that, if the stockholders approve the two plans, all compensation paid to executive officers in 1997 will be deductible under the Code.

1996 Compensation Committee:

Rod F. Dammeyer
Sheli Z. Rosenberg
F. Philip Handy

                            COMMON STOCK PERFORMANCE

    The following performance graph compares the Company's cumulative total stockholder return (change in stock price plus reinvested dividends) to stockholders of Jacor Common Stock from January 11, 1993 through December 31, 1996, with the Nasdaq Telecommunications Stock Index and the Nasdaq Total Return Index (US). The graph assumes that an investment of $100 was made on January 11, 1993 in Jacor Common Stock and in each index. The comparisons in this table are required by the Securities and Exchange Commission, and therefore, are not intended to forecast or be indicative of the possible future performance of Jacor Common Stock.

    In January 1993, Jacor consummated a complete recapitalization and restructuring of its capital structure, bank debt, subordinated debt and other claims and interests (the "Restructuring"). As part of the Restructuring, all of Jacor's formerly outstanding capital stock was exchanged for new securities of Jacor, including the Jacor Common Stock which is now outstanding and warrants to acquire Jacor Common Stock. Accordingly, a four-year comparison of cumulative stockholder return, as opposed to the required five-year comparison, relating to Jacor Common Stock, which was first registered under Section 12 of the Exchange Act in connection with the Restructuring, is provided below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           JACOR COMMUNICATIONS,   NASDAQ TELECOMMUNICATIONS   NASDAQ TOTAL RETURN
                    INC.                  STOCK INDEX               INDEX (US)
1/11/93                       100                         100                   100
12/31/93                      244                         154                   114
12/31/94                      225                         128                   112
12/31/95                      298                         168                   158
12/31/96                      477                         173                   192

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, each person who served as the Company's Chief Executive Officer during 1996 and each of the Company's other four most highly compensated executive officers (the "named executives") during each of the last three fiscal years or such shorter period during which the named executive served as an executive officer of the Company.

                                                                                  LONG TERM COMPENSATION
                                                                                          AWARDS
                                                                                  ----------------------
                                                                   ANNUAL         SECURITIES UNDERLYING
                                                              COMPENSATION(1)     ----------------------
                                                            --------------------                               OTHER
                                                             SALARY      BONUS    OPTIONS      UNITS(3)   COMPENSATION
NAME AND PRINCIPAL POSITION                        YEAR      (2)($)       ($)        (#)         (#)          (4)($)
-----------------------------------------------  ---------  ---------  ---------  ---------  -----------  ---------------
Randy Michaels.................................       1996    446,154    750,000    112,000       9,569          2,250
  Chief Executive Officer                             1995    294,278    117,800     41,000                      2,250
                                                      1994    269,993    142,000     --                          2,250

Robert L. Lawrence.............................       1996    446,154    650,000     95,000       9,569          2,250
  President and Chief                                 1995    293,817    117,800     41,000                      2,250
  Operating Officer                                   1994    264,430    140,000     --                          2,250

R. Christopher Weber...........................       1996    253,440    515,000     69,000      --              2,250
  Senior Vice President                               1995    190,979     76,575     25,000                      2,250
  and Chief Financial Officer                         1994    171,892     98,000     --                          2,250

Thomas P. Owens(5).............................       1996    203,908    157,500     46,000       1,914          2,250
  Vice President--Programming

Jon M. Berry...................................       1996    148,731     92,100     17,500       1,435          2,250
  Senior Vice President                               1995    127,933     33,000      8,500                      2,250
  and Treasurer                                       1994    119,584     28,784     --                          2,250

------------------------

(1) Does not include perquisites and other personal benefits, because the aggregate amount of such compensation in each year for each named executive did not exceed the lesser of $50,000 or 10% of his total salary and bonus for that year.

(2) Includes amounts deferred at the election of the recipient under the Retirement Plan.

(3) The common stock units were granted in November 1996 and are convertible into Jacor Common Stock at the earlier of the executive officer's retirement, death, permanent disability or separation from service or upon a change in control of Jacor.

(4) The amounts shown in this column represent matching Company contributions under the Retirement Plan.

(5) Mr. Owens first became an executive officer of the Company in September
    1996.

                              OPTION GRANTS TABLE
                       OPTION GRANTS IN 1996 FISCAL YEAR

    The following table sets forth certain information regarding grants by the Company of stock options to each of the named executives during 1996.

                                                   INDIVIDUAL GRANTS(1)                     POTENTIAL REALIZABLE
                                  -------------------------------------------------------     VALUE AT ASSUMED
                                   SECURITIES                                              ANNUAL RATES OF STOCK
                                   UNDERLYING     % OF TOTAL                               PRICE APPRECIATION FOR
                                    OPTIONS     OPTIONS GRANTED  EXERCISE OR                   OPTION TERM(4)
                                    GRANTED     TO EMPLOYEES IN  BASE PRICE   EXPIRATION   ----------------------
NAME                                  (#)       FISCAL YEAR(2)    ($/SHARE)      DATE        5%($)       10%($)
--------------------------------  ------------  ---------------  -----------  -----------  ----------  ----------
Randy Michaels..................     73,000(3)                       21.25       5/12/06      972,000   2,472,512
                                     39,000(3)                       23.375      5/12/06      438,164   1,238,056
                                  ------------                                             ----------  ----------
                                    112,000            19.67%                               1,413,444   3,710,568

Robert L. Lawrence..............     62,000(3)                       21.25       5/12/06      828,320   2,099,940
                                     33,000(3)                       23.375      5/12/06      370,756   1,047,584
                                  ------------                                             ----------  ----------
                                     95,000            16.68%                               1,199,076   3,147,524

R. Christopher Weber............     45,000(3)                       21.25       5/12/06      601,200   1,524,152
                                     24,000(3)                       23.375      5/12/06      269,640     716,880
                                  ------------                                             ----------  ----------
                                     69,000            12.12%                                 870,840   2,286,032

Thomas P. Owens.................     30,000(3)                       21.25       5/12/06      400,800   1,016,100
                                     16,000(3)                       23.375      5/12/06      179,760     507,920
                                  ------------                                             ----------  ----------
                                     46,000             8.08%                                 580,560   1,524,020

Jon M. Berry....................     11,252(3)                       21.25       5/12/06      150,328     381,104
                                      6,250(3)                       23.375      5/12/06       70,208     198,406
                                  ------------                                             ----------  ----------
                                     17,500             3.07%                                 220,518     579,442

------------------------

(1) All grants were made under the Jacor 1993 Stock Option Plan during 1996. The grants made at an exercise price of $21.25 were made at 100% of the fair market value of a share of Jacor Common Stock on the grant date, and the grants made at an exercise price of $23.375 were made at 110% of the fair market value of a share of Jacor Common Stock on the grant date.

(2) Total options granted to all executive officers and other employees of the Company in 1996 were for an aggregate of 569,500 shares of Jacor Common Stock.

(3) 25% of the options granted vested upon grant, 25% of the options granted vest on May 13, 1997, 25% of the options granted vest on May 13, 1998, and the remaining 25% of the options granted vest on May 13, 1999.

(4) Calculated based upon assumed stock prices for Jacor's Common Stock of $34.61 and $55.12, respectively, if 5% and 10% annual rates of stock appreciation are achieved over the full term of the options. The potential realizable gain equals the product of the number of shares underlying the stock option grant and the difference between the assumed stock price and the exercise price of each option.

                   OPTION EXERCISES AND YEAR-END VALUES TABLE
                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information regarding the fiscal year-end values of all unexercised stock options held by the named executive officers. With the exception of Messrs. Berry and Owens, the named executives exercised no options in 1996.

                                                                   SECURITIES        VALUE OF
                                                                   UNDERLYING    UNEXERCISED IN-
                                                                  UNEXERCISED       THE-MONEY
                                                                   OPTIONS AT       OPTIONS AT
                                                                    12/31/96         12/31/96
                                                                 --------------  ----------------
                                SHARES ACQUIRED       VALUE                        EXERCISABLE/
                                      ON            REALIZED      EXERCISABLE/   UNEXERCISABLE (2)
NAME                             EXERCISE (#)        ($)(1)      UNEXERCISABLE (#)       ($)
-----------------------------  -----------------  -------------  --------------  ----------------
Randy Michaels...............              0           --        431,000/100,400 8,546,508/650,373
Robert L. Lawrence...........              0           --        491,000/87,650  9,886,807/581,843
R. Christopher Weber.........              0           --        232,250/61,750  4,550,228/399,468
Thomas P. Owens..............          1,000           23,786     30,900/42,500   338,344/282,653
Jon M. Berry.................          1,000           15,776     16,836/16,524   246,283/111,479

------------------------

(1) Value is calculated by determining the difference between the per share exercise price and the per share fair market value of the stock as of the exercise date, multiplied by the number of shares acquired upon exercise of the options.

(2) The values unexercisable options are calculated by determining the difference between $27.375 per share, the last reported sale price of Jacor Common Stock on the Nasdaq National Market on December 31, 1996, and the exercise price of such option as of such date, multiplied by the number of shares subject to the option.

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE
              LONG-TERM INCENTIVE PLAN AWARDS IN 1996 FISCAL YEAR

    The following table provides information concerning awards made in 1996 to the named executive officers under the Company's Executive Stock Unit Plan, which permits the grant of an aggregate maximum of 25,000 Stock Units to key employees of the Company. The Plan was approved by the Board of Directors of Jacor on November 7, 1996.

                                                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                                                           PERFORMANCE          NON-STOCK PRICE BASED PLANS
                                                         NUMBER OF          OR OTHER              (NUMBER OF SHARES) (1)
                                                       SHARES, UNITS      PERIOD UNTIL      -----------------------------------
                                                         OR OTHER         MATURATION OR      THRESHOLD    TARGET      MAXIMUM
NAME                                                      RIGHTS           PAYOUT (1)           (#)         (#)         (#)
----------------------------------------------------  ---------------  -------------------  -----------  ---------  -----------
Randy Michaels......................................         9,569                 (1)           9,569       9,569       9,569
Robert L. Lawrence..................................         9,569                 (1)           9,569       9,569       9,569
Thomas P. Owens.....................................         1,914                 (1)           1,914       1,914       1,914
Jon M. Berry........................................         1,435                 (1)           1,435       1,435       1,435

------------------------

(1) Each unit awarded represents the right to receive an amount payable 100% in Jacor Common Stock on the date of payout. The units are convertible into Jacor Common Stock at the earlier of the executive officer's retirement, death, permanent disability or separation from service or upon a change in control of Jacor.

                           SUMMARY OF BENEFITS UNDER
                        THE EMPLOYEE STOCK PURCHASE PLAN

    It is not possible to determine the number of shares of Jacor Common Stock that will in the future be purchased under the Employee Stock Purchase Plan by any particular individual. The following table sets forth the number of shares purchased during the 1996 annual offering by, and the number of options conditionally granted under the Stock Purchase Plan for the January 1, 1997, offering to the named executives, all executive officers of Jacor as a group and all employees other than the executive officers as a group. Non-employee directors are not eligible to participate in the Employee Stock Purchase Plan.

                                                                                  JANUARY 1, 1997 OFFERING
                                                             1996 OFFERING
                                                        ------------------------  ------------------------
                                                                                    NUMBER
                                                         NUMBER OF    PER SHARE       OF
                                                          SHARES      PURCHASE      OPTIONS      DOLLAR
NAME AND PRINCIPAL POSITION                              PURCHASED    PRICE ($)     GRANTED    VALUE ($)(1)
------------------------------------------------------  -----------  -----------  -----------  -----------
Randy Michaels .......................................
  Chief Executive Officer                                      703        14.24        1,073       24,986
Robert L. Lawrence ...................................
  President and Chief Operating Officer                      1,488        14.24        1,072       24,960
R. Christopher Weber .................................
  Senior Vice President and Chief Financial Officer          1,367        14.24        1,073       24,986
Thomas P. Owens ......................................
  Vice President--Programming                                  456        14.24          279        6,500
Jon M. Berry .........................................
  Senior Vice President and Treasurer                          -0-          -0-          223        5,200
Executive Officer Group (15 persons)..................       5,281        14.24        7,049      164,174
Non-Executive Officer Employee Group..................      41,951        14.24       76,385    1,777,241

------------------------

(1) Computed as the difference between $27.375, the last reported sale price on the option grant date (January 2, 1997), and $23.27, the discounted stock option price, times the number of options. If the market value of Jacor Common Stock is greater than $27.375 on the exercise date (December 31, 1997), the value to the Stock Purchase Plan participants will increase accordingly.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Dammeyer and Handy and Mrs. Rosenberg comprised the Company's entire Compensation Committee during 1996, and none served as employees of the Company. No director or executive officer of the Company serves on any board of directors or compensation committee of any entity which compensates Messrs. Dammeyer or Handy or Mrs. Rosenberg.

              EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
                 ARRANGEMENTS AND CHANGE IN CONTROL PROVISIONS

    The Company has no employment agreement with any of the named executives. In November 1996, certain executive officers of the Company were awarded stock units, as described under "Executive Compensation--Long-Term Incentive Plan Awards Table". The stock units are convertible into Jacor Common Stock at the earlier to occur of the executive officer's retirement, death, permanent disability or separation of service or upon a change in control of Jacor.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Effective January 1, 1994, a subsidiary of Jacor and a corporation wholly-owned by Randy Michaels, the Chief Executive Officer of Jacor, formed a limited partnership (the "Partnership") in a transaction whereby the Partnership now owns all of the stock of CMM, a marketing research and radio consulting business. Mr. Michaels' corporation owns a 95% limited partnership interest in the Partnership. Jacor's subsidiary obtained a 5% general partnership interest in exchange for its contribution of approximately $126,000 cash to the Partnership. Jacor initiated this transaction primarily to allow Mr. Michaels to focus his full time and energy on Jacor and its business, and Jacor's subsidiary is now the sole manager of the Partnership's business. In June 1996, Jacor financed the purchase by CMM for $540,000 of a 40% interest in a newly formed limited liability company that purchased the assets of Duncan American Radio, Inc.

    In connection with the formation of the Partnership, Jacor agreed that Mr. Michaels' corporation has the right between January 1, 1999 and January 1, 2000 to put its limited partnership interest to the Partnership's general partner in exchange for 300,000 shares of Jacor Common Stock. If the put is not exercised by January 1, 2000, the general partner has the right to call the limited partnership interest prior to the year 2001 in exchange for 300,000 shares of Jacor Common Stock. In addition, if certain events occur prior to January 1, 1999, including, without limitation, Mr. Michaels' termination as Chief Executive Officer of Jacor, a reduction of Mr. Michaels' annual base salary by more than 10%, generally any transaction by which any person or group other than Zell/Chilmark shall become the owner of more than 30% of the outstanding voting securities of Jacor or Zell/Chilmark fails to have its designees constitute at least a majority of the members of the Jacor Board of Directors, then Mr. Michaels' corporation will have the right to either (a) purchase Jacor's general partnership interest at a price generally equal to the balance of the partnership capital account, or (b) sell its limited partnership interest to the general partner in exchange for 300,000 shares of Jacor Common Stock.

    In 1994, Jacor entered into a real estate lease for new office space for its Atlanta operations from an affiliate of Zell/Chilmark. The annual rental rate is approximately $330,000. Jacor believes that the terms of such lease were negotiated at arm's length and were competitive with prevailing market rates for similar space in the Atlanta market. During 1996, Jacor also paid legal fees to the law firm of Rosenberg & Liebentritt, P.C., of which firm Mrs. Rosenberg, Vice Chairman and a director of Jacor, is a principal.

    Equity Group Investments, Inc., an affiliate of Zell/Chilmark ("Equity Group"), has provided Jacor with certain investment banking, financial advisory and other similar services in connection with Jacor's credit facility and various financings and acquisitions. In consideration for such services, Jacor paid Equity Group a fee of approximately $3,453,000 in 1996. The services that have been and will continue to be provided by Equity Group could not otherwise be obtained by Jacor without the engagement of outside professional advisors. Jacor believes that such fee is less than what it would have had to pay outside professional advisors for similar services. Mrs. Rosenberg, Vice Chairman of Jacor and a director of the Company since 1994, is Chief Executive Officer, President and a director of Equity Group. Mr. Dammeyer, a director of the Company since 1993, is the Managing Director of Equity Group.

    In connection with Jacor's sale of its investment in warrants convertible into 7,250,000 Preferred American Depository Receipts of News Corporation in February 1996 for an aggregate sale price of $44,859,375, Jacor paid $362,500 in commissions to Amroc Investments, Inc. a private investment firm ("Amroc"). Mr. Lasry, a director of the Company since 1993, has been Executive Vice President of Amroc since 1990. The sale of the warrants required the engagement of an outside investment firm. Jacor believes that the fee paid to Amroc is comparable with that charged by other investment firms for similar services.

    In July 1996, Jacor acquired Noble Broadcast Group, Inc. ("Noble"). Upon the completion of its acquisition of Noble, Noble's employment agreements with John
T. Lynch and Frank A. DeFrancesco, two executives of Noble, were assigned to Jacor. Both Mr. Lynch's agreement (the "Lynch Agreement") and Mr. DeFrancesco's agreement (the "DeFrancesco Agreement"), were for terms ending in September 1999. Under the terms of these Agreements, neither party could terminate the agreement prior to February 1998, and in the event of termination after such date, Jacor would be obligated to make a lump sum payment to the employee of the compensation payable during the full term of the agreement.

    The Lynch Agreement and the DeFrancesco Agreement were each amended on December 20, 1996. Under the amendment to the Lynch Agreement, the agreement was automatically terminated, and Jacor and Mr. Lynch entered into a Consulting Agreement, also dated December 20, 1996, pursuant to which Mr. Lynch agreed to serve as a consultant to Jacor until January 1, 1998, for a total consulting fee of $853,000, plus travel and out-of-pocket expenses reasonably incurred in connection with the consulting work, and various items of office furniture. Jacor also made certain concessions to former stockholders of Noble with regard to funds that had been reserved for the payment of possible indemnification claims in connection with the acquisition of Noble. The survival period of Noble's representations and warranties to Jacor under the definitive agreement was changed from July 1997 to February 1997, and the escrow funds were released to former stockholders of Noble in February 1997, as opposed to in July 1997 as originally contemplated. Jacor also agreed to assign to Mr. Lynch its right, title and interest in and to a life insurance policy on the life of Mr. Lynch in the face amount of $3 million having a cash value of approximately $120,000. Under the amendment to the DeFrancesco Agreement, the agreement was automatically terminated in consideration for a lump sum gross payment of $325,050 and COBRA health insurance benefits for up to 12 months, if eligible. Messrs. Lynch and DeFrancesco each agreed to release and discharge Jacor and its representatives from any and all liability arising out of their respective employment with Jacor, and Jacor agreed to release and discharge each of them from any and all liability arising out of any failure to discharge their respective duties for the period after July 15, 1996, with respect to Mr. Lynch, and after July 15, 1995, with respect to Mr. DeFrancesco.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The independent public accounting firm of Coopers & Lybrand L.L.P. (the "Auditors") was engaged by Jacor to audit Jacor's consolidated financial statements for the year ended December 31, 1996. It is anticipated that a representative of the Auditors will attend the Jacor Annual Meeting for the purpose of responding to appropriate questions. At the meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire. The Audit Committee recommended that the Auditors be retained as Jacor's principal accounting firm for 1997, and the Board of Directors approved the appointment of the Auditors at its meeting on March 24, 1997.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Stockholders may submit proposals to be voted on at the 1998 Annual Meeting of Stockholders. At the time any such proposal is submitted, the proponent must be a record or beneficial owner of at least 1% or $1,000 in market value of Jacor's shares entitled to vote on the proposal and must have held such shares for at least one year and continue to own such shares through the date of the 1998 Annual Meeting. In order for a stockholder proposal to be included in the Proxy Statement and form of Proxy for the 1998 Annual Meeting, the proposal be received at Jacor's principal executive offices no later than December 31, 1997, and must otherwise comply with applicable requirements established by the Securities and Exchange Commission.

                                 OTHER MATTERS

    At the Annual Meeting it is intended that the election of directors and the various director, executive and employee compensation plans attached hereto as Annexes 1 through 5, all as set forth in the accompanying Notice and described in this Proxy Statement, will be presented. The Board of Directors of the Company is not aware of any other matters which may be presented at the meeting. If any other matters should be properly presented at the meeting, the persons named in the enclosed Proxy intend to vote the Proxy according to their best judgment.

    You are urged to complete, sign, date and return your Proxy promptly to make certain that your shares will be voted at the 1997 Annual Meeting. For your convenience in returning the Proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.

    A COPY OF JACOR'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR, COVINGTON, KENTUCKY 41011,
ATTENTION: INVESTOR SERVICES DEPARTMENT. THE FORM 10-K INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES.

                                          By Order of the Board of Directors:

                                                     [SIG]

                                          Paul F. Solomon
                                          SENIOR VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

Covington, Kentucky
April 30, 1997

ANNEX 1

                           JACOR COMMUNICATIONS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                (AS AMENDED AND RESTATED AS OF JANUARY 1, 1997)

                           JACOR COMMUNICATIONS, INC.
             AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN

    1.1 AMENDMENT AND RESTATEMENT. Jacor Communications, Inc., a Delaware corporation (the "Company") hereby amends and restates the 1995 Employee Stock Purchase Plan as originally adopted effective January 1, 1995 (the "Plan") in its entirety, effective as of January 1, 1997.

    1.2 PURPOSE OF THE PLAN. The Plan is intended as an incentive and to encourage stock ownership by all eligible employees of the Company and its Subsidiaries, so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

    2.  DEFINITIONS.

    2.1 "Agent" shall mean the stock transfer agent for the Common Stock.

    2.2 "Base Pay" means regular straight time earnings or draw, but excludes compensation for overtime, commissions, bonuses, amounts paid as reimbursement of expenses and other additional compensation; provided, however Base Pay for account executives means sales commissions for the most recent calendar year.

    2.3 "Common Stock" means the Company's Common Stock, $.01 par value.

    2.4 "Fair Market Value" means the closing price for the Common Stock on a national stock exchange or, if the stock is not traded on an exchange, the last sale price for the Common Stock as reported on the NASDAQ National Market.

    2.5 "Investment Account" shall mean the separate account for each participating employee reflecting the number of shares of Common Stock purchased under the terms of the Plan that have not been withdrawn by the employee.

    2.6 "Offering Date" means the commencement date of the offering if such date is a regular business day or the first business day following such commencement date. A different date may be set by resolution of the Board of Directors of the Company (the "Board").

    2.7 "Parent" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    2.8 "Payroll Deduction Account" shall mean the funds accumulated with respect to an individual employee as a result of deductions from his or her paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee's Payroll Deduction Account shall remain the property of the respective employee at all times during each offering.

    2.9 "Plan Year" means the calendar year.

    2.10 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    3. EMPLOYEES ELIGIBLE TO PARTICIPATE. All employees of the Company and its Subsidiaries as may be designated for such purpose from time to time by the Plan Administrator shall be eligible to participate in the Plan, provided each of such employees:

        (a) is employed on the applicable Offering Date and has a timely completed Enrollment Agreement in effect for that offering; and

        (b) does not own, immediately after the right to purchase Shares under the Plan is granted, stock possessing Five Percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. In determining stock ownership for purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

    4.  OFFERINGS.

    4.1 The first offering under this Plan shall commence on January 1, 1995 and terminate on December 31, 1995. Thereafter, offerings shall commence on January 1 and terminate on the following December 31 until the Plan is terminated by the Board or no additional shares of Common Stock of the Company are available for purchase under the Plan.

    4.2 In addition to the offerings described in Section 4.1 above, beginning with 1997 Plan Year, persons who become eligible employees between January 1 and June 30 of any Plan Year shall be entitled to participate in an offering that commences on July 1 of that Plan Year and that ends on December 31 of that Plan Year.

    5. PRICE. The purchase price per share shall be the LESSER of (1) 85% of the Fair Market Value of the Common Stock on the Offering Date; or (2) 85% of the Fair Market Value of the Common Stock on the last business day of the offering.

    6. STOCK SUBJECT TO THE PLAN. The stock subject to the options shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is increased from 200,000 to 700,000 effective as of when approved by the stockholders of the Company, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

    7.  CHANGES IN CAPITAL STRUCTURE.

    7.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Board in the number or kind of shares as to which an option granted under this Plan shall be exercisable, to the end that the participant's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be conclusive.

    7.2 If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, each outstanding option shall be assumed by the surviving or resulting corporation and each option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to the option would be entitled under the terms of the reorganization, merger, consolidation or recapitalization.

    8. PARTICIPATION. An eligible employee may become a participant by completing, signing and filing an enrollment agreement ("Enrollment Agreement") and any other necessary papers with the Company at least ten days prior to the commencement of the initial offering in which he or she wishes to participate. Effective beginning with any Enrollment Agreement for the 1997 Plan Year, any timely filed Enrollment Agreement shall be effective for all subsequent offerings unless earlier terminated by the employee as provided in Section 14. Except to the extent provided in the foregoing sentence, participation in one offering under the Plan shall neither limit, or require, participation in any other offering.

    9.  PAYROLL DEDUCTIONS.

    9.1 At the time a participant files his or her Enrollment Agreement, he or she shall elect to have deductions made from his or her pay at such regular intervals as may be determined by the Committee during the time he or she is a participant in an offering at not less than $10 or more than 10% of his or her Base Pay during the offering period.

    9.2 All payroll deductions made for a participant shall be credited to his or her Payroll Deduction Account under the Plan. A participant may not make any separate cash payment into such Payroll Deduction Account nor may payment for shares be made other than by payroll deduction.

    9.3 A participant may discontinue his or her payroll deductions or participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, except as provided in Section 14, a participant may not alter the rate of his or her payroll deductions for that offering.

   10.  GRANTING OF OPTION.

   10.1 On the Offering Date, this Plan shall be deemed to have granted to the participant an option for as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her Payroll Deduction Account during his or her participation in that offering; provided that the maximum number of shares that a participant may purchase under an offering shall be the participants Base Pay on the Offering Date divided by the Fair Market Value of the Common Stock on that Offering Date.

   10.2 Notwithstanding the foregoing, no employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar employee stock purchase plans of the Company and, if applicable, a Subsidiary and, if applicable, a Parent to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year which such option is outstanding at any time. The purposes of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code.

   10.3 If the total number of shares for which options are to be granted on any date in accordance with Paragraph 10.1 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a PRO RATA allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

   11. EXERCISE OF OPTION. Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock (subject to the limitations under Section 10) reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the purchase price. All such shares purchased shall be credited to the participants Investment Account. The Agent shall hold in its name or in the name of its nominee all certificates for shares purchased until shares are withdrawn by the Participant under Section 13.

   12.  EMPLOYEE'S RIGHTS AS A STOCKHOLDER.

   12.1 No participating employee shall have any right as a stockholder with respect to any shares under the Plan until the shares have been purchased in accordance with Section 11 above and the stock certificate has actually been issued.

   12.2 All cash dividends paid with respect to shares of Common Stock in a participant's Investment Account shall, unless otherwise directed by the Committee, be used to purchase additional shares of Common Stock on the next date shares are purchased pursuant to Section 11, subject to the limitations in
Section 10. Such shares shall be added to the participant's Investment Account.

   12.3 Each participant shall be entitled to direct the Agent as to the voting of any shares of Common Stock held in the participant's Investment Account.

   13.  WITHDRAWAL FROM INVESTMENT ACCOUNT.

   13.1 A participant shall have the right to withdraw a certificate for all or a portion of the Common Stock credited to his or her Investment Account by giving notice to the Company; provided such requests may not be made more frequently than once per calendar quarter.

   13.2 Each certificate withdrawn by a participant may be registered only in the name of the participant, or if the participant so directs, in the names of the participant and one other person, as joint tenants with right of survivorship, tenants in common, or as community property, to the extent and in the manner permitted by applicable law.

   14.  WITHDRAWAL FROM PAYROLL DEDUCTION ACCOUNT.

   14.1 An employee may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each offering by delivering a withdrawal notice ("Withdrawal Notice") to the Company, in which event the Company will refund the entire balance of his or her Payroll Deduction Account as soon as practicable thereafter.

   14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8. His or her re-entry into the Plan cannot, however, become effective before the beginning of the next offering following his or her withdrawal.

   14.3 An employee may elect to discontinue his or her payroll deductions during the course of a particular offering, at any time prior to the last business day preceding the final pay day during such offering by delivering an election to discontinue deductions to the Company, and such election shall not constitute a withdrawal for the purposes of this Section 14. In the event that an employee elects to discontinue his or her payroll deductions pursuant to this Paragraph 14.3, the employee shall remain a participant in such offering and shall be entitled to purchase from the Company such number of full shares of Common Stock as set forth in and in accordance with Section 11 of the Plan.

   15. CARRYOVER OF PAYROLL DEDUCTION ACCOUNT. The Company shall carryover the balance of a participant's Payroll Deduction Account to the next offering unless the participant does not participate in the next offering, in which event the balance of the participant's Payroll Deduction Account shall be refunded to the participant. Upon termination of the Plan, the balance of each participant's Payroll Deduction Account shall be returned to the participant.

   16. INTEREST. No interest will be paid or allowed on any money in the Payroll Deduction Accounts of participating employees.

   17. RIGHTS NOT TRANSFERABLE. No participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Payroll Deduction Account, Common Stock credited to his or her Investment Account, or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw in accordance with Sections 13 or 14, whichever is applicable.

   18. TERMINATION OF EMPLOYEE'S RIGHTS. An employee's rights under the Plan will terminate when he or she ceases to be an employee because of resignation, layoff, or discharge. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used will be refunded.

    If an employee's employment shall be terminated by reason of retirement, death, or disability prior to the end of the current offering, he or she (or his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, within 90 days thereafter, to elect to have the balance of his or her Payroll Deduction Account either paid to him or her in cash or applied at the end of the current offering toward the purchase of Common Stock.

   19. ADMINISTRATION OF THE PLAN. The Plan Administrator shall be a committee consisting of not less than two directors who shall be appointed from time to time by, and shall serve at the discretion of the Board (the "Committee"). To the extent required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each member of the Committee shall qualify as a "non-employee director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission.

    Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (a) designate from time to time the Subsidiaries whose employees will be eligible to participate in the Plan; (b) construe and interpret this Plan; (c) define the terms used in this Plan; (d) prescribe, amend and rescind rules and regulations relating to this Plan; (e) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (f) determine all other terms and conditions of options; and (g) make all other determinations necessary or advisable for the administration of this Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Section; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan.

   20. TERMINATION AND AMENDMENTS TO PLAN. The Plan may be terminated at any time by the Board. The Plan will terminate in any case on the date on which all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased. Upon termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded.

    The Board also reserves the right to amend the Plan from time to time in any respects, provided, however, that no amendment shall be effective without prior approval of the stockholders (a) which would, except as provided in Section 6 and 7, increase the aggregate number of shares of Common Stock to be issued under the Plan, (b) which would, except as provided in Section 3, change the class of employees eligible to receive options under the Plan or (c) if such amendment requires stockholder approval for any other reason in order for the Plan to be eligible or continue to qualify for the benefits conferred by Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements.

   21. EFFECTIVE DATE. The original effective date of the Plan was January 1, 1995. The effective date of this amendment and restatement is January 1, 1997.

ANNEX 2

                           JACOR COMMUNICATIONS, INC.

                      1997 LONG-TERM INCENTIVE STOCK PLAN

                            EFFECTIVE APRIL 28, 1997

                           JACOR COMMUNICATIONS, INC.
                      1997 LONG-TERM INCENTIVE STOCK PLAN

                             EFFECTIVE JUNE 1, 1997

                ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

    1.1. ESTABLISHMENT OF THE PLAN. On April 28, 1997, the Board of Directors of Jacor Communications, Inc. (the "Company") adopted, subject to the approval of stockholders, an incentive stock compensation plan known as the "1997 Long-Term Incentive Stock Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares and Stock Units. The Plan is designed to comply with the performance-based compensation exemption under the proposed regulations to Internal Revenue Code
Section 162(m) issued by the Department of Treasury.

    1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

    1.3. DURATION OF THE PLAN. The Plan commences on April 28, 1997, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after April 28, 2002, which is the fifth (5th) anniversary of the effective date of the Plan.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

    2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or Stock Units.

    (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (d) "Cause" shall mean the occurrence of any one of the following:

       (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

       (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

       (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

    (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

       (i) any Person (other than Zell/Chilmark Fund L.P., a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

       (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

       (iii) the stockholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.
           However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

    (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (g) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

    (h) "Company" means Jacor Communications, Inc., a Delaware corporation, or any successor thereto as provided in Article 15 herein.

    (i) "Covered Employee" means any Participant designated prior to the grant of Restricted Stock, Performance Units or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of
       Section 162(m)(3) of the Code in the year in which such Restricted Stock, Performance Units or Performance Shares are taxable to such Participant.

    (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (k) "Fair Market Value" means the average of the highest price and lowest price at which the Stock was traded on the relevant date, or on the most recent date on which the Stock was traded prior to such date, as reported on Nasdaq National Market.

    (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

    (m) "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries.
       "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

    (n) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

    (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

    (p) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

    (q) "Participant" means a Key Employee who has been granted an Award under the Plan.

    (r) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.

    (s) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

    (t) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

    (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

    (v) "Plan" means this Long-Term Incentive Stock Plan of Jacor
       Communications, Inc., as herein described and as hereafter from time to time amended.

    (w) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

    (x) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.

    (y) "Stock" or "Shares" means the common stock without par value of the Company.

    (z) "Stock Unit" means a derivative interest in Common Stock of the Company which may be converted on the date of grant into cash, or which may be credited to a bookkeeping account and then paid out on a one-for-one basis into Common Stock of the Company upon the occurrence of certain Trigger Events (as defined herein).

    (aa) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.

    (bb) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

    2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

    2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3. ADMINISTRATION

    3.1. THE COMMITTEE. The Plan shall be administered by a committee (the "Committee") consisting of not less than two directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "non-employee director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission. To the extent required to comply with Code Section 162(m), each member of the Committee also shall be an Outside Director.

    3.2. AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section 9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

    3.3. SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees) as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees.

    3.4. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

    3.5. DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Committee may delegate to the Chief Executive Officer of the Company its authority under this Article 3 to grant Awards to Key Employees who are not Covered Employees or who are not officers of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

    3.6. PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and Delaware law for their services as directors of the Company.

    3.7. AWARD AGREEMENTS. Each Award under the Plan shall be evidenced by an award agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

    3.8. RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

    4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed one million eight hundred thousand (1,800,000) Shares of common stock of the Company. No more than one-half of such aggregate number of such Shares shall be issued as Restricted Stock under Article 8 of the Plan and no more than five hundred thousand (500,000) shares shall be issued upon exercise of Incentive Stock Options under Article 6 of the Plan. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or Shares reacquired by the Company in the open market. The exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan. The payment of Performance Shares, Performance Units or Stock Units shall not be deemed to constitute an issuance of Stock under the Plan unless payment is made in Stock, in which case only the number of Shares issued in payment of the Performance Share, Performance Unit or Stock Unit Award shall constitute an issuance of Stock under the Plan.

    4.2. LAPSED AWARDS. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.

    4.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units and Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. "Key Employees" may include employees who are members of the Board, but may not include directors who are not employees.

    5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

    6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be one hundred thousand (100,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

    6.2. LIMITATION ON EXERCISABILITY. The aggregate Fair Market Value (determined as of the date of grant) of the Shares issuable pursuant to an ISO under this Plan and under any other plan of the Company, any parent corporation or any Subsidiary of the Company, which are exercisable for the first time by any employee during any calendar year, shall not exceed $100,000. Options for Shares which are exercisable for the first time by any employee during any calendar year in excess of $100,000 shall be treated as NQSOs, in accordance with Section 422(d)(i) of the Code.

    6.3. OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

    6.4. OPTION PRICE. The purchase price per share of Stock covered by an Option shall be determined by the Committee but, in the case of grants to executive officers, shall not be less than 100% of the Fair Market Value of such Stock on the date the option is granted. Notwithstanding the above, all ISOs must be granted at Fair Market Value, whether granted to executive officers or otherwise.

    An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

    6.5. DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no ISO granted to any individual who owns more than 10% of the total combined voting power of all classes of Stock of the Company shall be exercisable later than the fifth (5th) anniversary date of its grant.

    6.6. EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

    6.7. PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

    6.8. RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

    6.9. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any of such Participant's outstanding Options shall become immediately exercisable, at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter. In the event the employment of a Participant is terminated by reason of retirement, any of such Participant's outstanding Options shall become immediately exercisable (subject to Section 3.8 herein) at any time prior to the expiration date of the Options. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of l986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

    6.10. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than death, disability, retirement or for Cause, the Participant shall have the right to exercise such Participant's outstanding Options within the 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Committee may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

    If the employment of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

    6.11. NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

    (a) In lieu of Options;

    (b) In addition to Options;

    (c) Independent of Options; or

    (d) In any combination of (a), (b), or (c).

The maximum number of Shares subject to SARs granted to any individual Participant in any calendar year shall be one hundred thousand (100,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

    7.2. EXERCISE OF SARS IN LIEU OF OPTIONS. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

    Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in lieu of an Incentive Stock Option, (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;
(ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised; and (iii) the SAR may be exercised only when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

    7.3. EXERCISE OF SARS IN ADDITION TO OPTIONS. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

    7.4. EXERCISE OF SARS INDEPENDENT OF OPTIONS. Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

    7.5. PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by

    (b) The number of Shares with respect to which the SAR is exercised.

    7.6. FORM AND TIMING OF PAYMENT. Payment to a Participant, upon SAR exercise, will be made in cash or Stock, at the discretion of the Committee, within ten calendar days of the exercise.

    7.7. TERM OF SAR. The term of an SAR granted under the Plan shall not exceed ten years.

    7.8. TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

    7.9. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 8. RESTRICTED STOCK

    8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. In the case of Covered Employees, the Committee may condition the vesting or lapse of the Period of Restriction established pursuant to
Section 8.3 upon the attainment of one or more of the performance goals utilized for purposes of Performance Units and Performance Shares pursuant to Article 9 hereof.

    8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

    8.3.  TRANSFERABILITY.  Except as provided in this Article 8 or in Section
3.8 herein, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

    8.4. OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

    8.5. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Long-Term Incentive Stock Plan of Jacor Communications, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted
    Stock Agreement dated       . A copy of the Plan, such rules and procedures,
    and such Restricted Stock Agreement may be obtained from the Secretary of Jacor Communications, Inc."

    8.6. REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his Stock certificate.

    8.7. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

    8.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

    8.9. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of normal retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 hereof shall automatically terminate and, except as otherwise provided in Section 8.4 or Section 3.8 hereof, the Shares of Restricted Stock shall thereby be free of restrictions and be freely transferable. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of early retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to
Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

    8.10. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4. herein, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

    8.11. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

        ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES AND STOCK UNITS

    9.1.  GRANT OF PERFORMANCE UNITS, PERFORMANCE SHARES OR STOCK
UNITS. Subject to the terms and provisions of the Plan, Performance Units, Performance Shares or Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units, Performance Shares or Stock Units granted to each Participant.

    9.2. VALUE OF PERFORMANCE UNITS AND PERFORMANCE SHARES. The Committee shall set performance goals over certain periods to be determined in advance by the Committee ("Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: broadcast cash flow, total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, revenues, costs, net income, cash flow and retained earnings. Such performance goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded. With respect to Covered Employees, all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

    9.3. PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The maximum amount payable in cash to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award shall be $1,000,000, and the maximum number of Shares that may be issued to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award is fifty thousand (50,000) (subject to adjustment as provided in Section 4.3).

    9.4 VALUE OF STOCK UNITS. Subject to the terms and provisions of the Plan, Stock Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Stock Units granted to each Participant. Each Participant must elect, by completing and signing an Election Form, to either (i) convert all or part of his or her Stock Unit award into cash, equivalent to the cash value of the Stock Units established by the Committee on the date of grant, receive a cash award for the corresponding number of Stock Units converted to cash, and receive the remaining Stock Units in shares of Common Stock payable upon the occurrence of certain trigger events set forth on the Participant's election form in his or her complete discretion ("Trigger Events"); or (ii) receive his or her entire Stock Unit award in shares of Common Stock, payable upon the occurrence of certain Trigger Events. The terms and conditions of the Trigger Events may vary by Stock Unit award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Stock Unit award is made. Such election will be irrevocable as to any Stock Unit award made after delivery of the Election Form to the Company, and it shall continue in effect until revoked, increased or decreased prospectively by Participant prior to the grant of any future Stock Unit award for which the change is effective.

    9.5 ACCOUNTING FOR STOCK UNITS. Any portion of a Participant's Stock Unit award which is not converted to cash as set forth in Section 9.4(i) above shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Stock Unit Account"). Each Stock Unit is credited as a Common Stock equivalent on the date so credited. Additional stock equivalents may be added to the Stock Unit Account equal to the amount of Common Stock that could be purchased with dividends equal to that paid on one share of Common Stock, multiplied by the number of stock equivalents then existing in the Stock Unit Account, based on the Fair Market Value of the Common Stock on the date a dividend is paid on the Common Stock. Because the Trigger Events of each Stock Unit award may differ, the Company shall establish a separate Stock Unit Account for each separate Stock Unit award. Upon the occurrence of particular Trigger Events, the holder of a Stock Unit award shall be entitled to receive a number of shares of Common Stock which corresponds to the number of Stock Units granted as part of the initial Stock Unit award. Because the payout of Stock Unit awards is not based on objective performance goals, such awards will not constitute "performance-based" compensation within the meaning of Section 162(m)(4)(C) of the Code and, as such, will count toward the annual $1,000,000 deduction limit.

    9.6. COMMITTEE DISCRETION TO ADJUST AWARDS. Subject to Section 3.2 regarding Awards to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award, Performance Share award or Stock Unit award, at any time or from time to time, including but not limited to the performance goals.

    9.7. FORM AND TIMING OF PAYMENT. The payments described above shall be made in cash, Stock, or a combination thereof as determined by the Committee, or in the case of Stock Units, as elected by the Participant. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

    9.8. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Stock Units, all such Stock Units held will immediately vest and be paid as set forth in the Participant's Election Form.

    9.9. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a prorata basis. In the case of termination other than for Cause, all Stock Units held will immediately vest and be paid as set forth in the Participant's Election Form. However, in the event of termination for Cause, all Stock Units held will be forfeited.

    9.10. NONTRANSFERABILITY. No Performance Units, Performance Shares or Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Stock Units, vesting and payment. All rights with respect to Performance Units, Performance Shares and Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 10. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                        ARTICLE 11. RIGHTS OF EMPLOYEES

    11.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

    11.2. PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

    11.3. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

    11.4. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

                         ARTICLE 12. CHANGE IN CONTROL

    12.1. STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section
3.8 herein), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Stock Units.

    12.2. PERFORMANCE BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

              ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

    13.1. AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto.

    13.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                            ARTICLE 14. WITHHOLDING

    14.1. TAX WITHHOLDING. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

    14.2. STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

    Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                             ARTICLE 15. SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                        ARTICLE 16. REQUIREMENTS OF LAW

    16.1. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    16.2. GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

ANNEX 3

                           JACOR COMMUNICATIONS, INC.

                         1997 SHORT-TERM INCENTIVE PLAN

                             EFFECTIVE JUNE 1, 1997

                           JACOR COMMUNICATIONS, INC.
                         1997 SHORT TERM INCENTIVE PLAN

                             EFFECTIVE JUNE 1, 1997

                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

    1.1. ESTABLISHMENT OF THE PLAN. Jacor Communications, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes an annual incentive compensation plan to be known as the "1997 Short Term Incentive Plan" (hereinafter referred to as the "Plan") as set forth in this document. The Plan permits the awarding of annual cash bonuses to Key Employees of the Company and its Subsidiaries, based on the achievement of preestablished performance goals.

    With approval by the Board of Directors of the Company, the Plan shall become effective as of June 1, 1997, upon the approval of the Plan by the stockholders of the Company by the affirmative vote of a majority of the shares of common stock of the Company present or represented and entitled to vote at a meeting of the Company's stockholders. The Plan shall remain in effect until terminated by the Board of Directors.

    1.2. PURPOSE. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with a meaningful annual incentive opportunity geared toward the achievement of specific corporate, business unit, line of business, and/or individual goals. Payments pursuant to Article 6 of the Plan are intended to qualify under the performance-based compensation exemption of
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

                             ARTICLE 2. DEFINITIONS

    2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

    (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (c) "Cause" shall mean the occurrence of any one of the following:

       (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

       (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

       (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

    (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

       (i) Any Person (other than Zell/Chilmark Fund L.P., a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

       (ii) during any period of two (2) consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

       (iii) the stockholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.
           However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (f) "Committee" means the committee of three or more persons appointed by the Board to administer the Plan, pursuant to Article 3 herein.

    (g) "Company" means Jacor Communications, Inc., a Delaware corporation, and any successor thereto.

    (h) "Company Performance Goals" shall have the meaning ascribed to it by
       Section 6.1 hereof.

    (i) "Company Performance Award" means an award established pursuant to
       Article 6 hereof. Such Company Performance Awards shall be expressed as a percentage of the Participant's base salary.

    (j) "Earned Award" means the Earned Individual Award, if any, and the Earned Company Award, if any, for a Participant for the applicable Incentive Period.

    (k) "Earned Company Award" means the actual award earned under a Participant's Company Performance Award during an Incentive Period as determined by the Committee at the end of the Incentive Period (pursuant to Section 6.3 hereof).

    (l) "Earned Individual Award" means the actual award earned under a Participant's Individual Performance Award during an Incentive Period as determined by the Committee at the end of the Incentive Period (pursuant to Section 5.4 hereof).

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (n) "Incentive Period" shall mean the period with respect to which a Participant is eligible to earn an Earned Award. Subject to the discretion of the Committee to select shorter or longer Incentive Periods, the Incentive Period shall be the Plan Year; provided that the Incentive Period for the 1997 Plan Year shall begin on June 1 and end on December 31.

    (o) "Individual Performance Award" means an award established pursuant to
       Article 5 hereof. Such Individual Performance Award shall be expressed as a percentage of the Participant's actual base salary.

    (p) "Key Employee" means the Chief Executive Officer of the Company and each employee of the Company or any of its Subsidiaries who, in the opinion of the Chief Executive Officer of the Company, is in a position to significantly contribute to the growth and profitability of the Company or any of its Subsidiaries (see Article 4 herein).

    (q) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

    (r) "Participant" means a Key Employee who is nominated for participation by the Chief Executive Officer and then is selected by the Committee to participate in the Plan (see Article 4 herein).

    (s) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

    (t) "Plan Year" means the Company's fiscal year commencing January 1 and ending December 31.

    (u) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.

    (v) "Target Performance Award" means the Individual Performance Award, if any, and the Company Performance Award, if any, for a Participant for the applicable Incentive Period.

    (w) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

    2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    2.3. SEVERABILITY. In the event any provision of the Plan shall be held legally invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3. ADMINISTRATION

    3.1. THE COMMITTEE. This Plan shall be administered by the Committee in accordance with rules that it may establish from time to time, that are not inconsistent with the provisions of this Plan. To the extent required to comply with Code Section 162(m) and the related regulations, each member of the Committee shall be an Outside Director.

    3.2. AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend or waive rules and regulations for its administration. The determination of the Committee as to any disputed question arising under this Plan, including questions of construction and interpretation shall be final, binding, and conclusive upon all persons and shall not be reviewable.

    3.3. DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries, and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

    3.4. PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee.

    3.5. INDEMNIFICATION. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and Delaware law for their services as directors of the Company.

                    ARTICLE 4. ELIGIBILITY AND PARTICIPATION

    4.1. ELIGIBILITY. Eligibility for participation in the Plan shall be limited to those Key Employees who are nominated for participation by the Chief Executive Officer of the Company and then selected by the Committee to participate in the Plan.

    4.2. PARTICIPATION. Participation in the Plan shall be determined annually based upon nomination by the Chief Executive Officer and selection by the Committee. Specific criteria for participation shall be determined by the Committee prior to the beginning of each Incentive Period. Key Employees selected for participation shall be notified in writing of their selection, and of their performance goals and related Target Performance Awards, as soon after approval as is practicable.

    4.3. PARTIAL INCENTIVE PERIOD PARTICIPATION. Subject to Article 6 herein, the Committee may, upon recommendation of the Chief Executive Officer, allow an individual who becomes eligible after the beginning of an Incentive Period to participate in the Plan for that period. In such case, the Participant's Earned Award normally shall be prorated based on the number of full months of participation during such Incentive Period. However, subject to Article 6 herein, the Chief Executive Officer, subject to Committee approval, may authorize an unreduced Earned Award.

    4.4. TERMINATION OF APPROVAL. In its sole discretion, the Committee may withdraw its approval for participation in the Plan with respect to an Incentive Period for a Participant at any time during such Incentive Period; provided, however that, such withdrawal must occur before the end of such Incentive Period and provided further that, in the event a Change in Control occurs during an Incentive Period, the Committee may not thereafter withdraw its approval for a Participant during such Incentive Period. In the event of such withdrawal, the employee concerned shall cease to be a Participant as of the date designated by the Committee, and the employee shall not be entitled to any part of an Earned Award for the Incentive Period in which such withdrawal occurs. Such employee shall be notified of such withdrawal in writing as soon as practicable following such action.

                    ARTICLE 5. INDIVIDUAL PERFORMANCE AWARDS

    5.1. AWARD OPPORTUNITIES. At the beginning of each Incentive Period, the Committee shall establish Individual Performance Award levels for each Participant who is to be granted an Individual Performance Award. The established levels may vary in relation to the responsibility level of the Participant. In the event a Participant changes job levels during the Incentive Period, the Individual Performance Award may be adjusted at the discretion of the Committee to reflect the amount of time at each job level. Notwithstanding any provision in this Plan to the contrary, Individual Performance Awards shall not be dependent in any manner on, and shall be established independently of and in addition to, the establishment of any Company Performance Awards or the payout of any Earned Company Awards pursuant to Article 6 herein.

    5.2. INDIVIDUAL PERFORMANCE GOALS. At the beginning of each Incentive Period, the Chief Executive Officer shall establish individual performance goals for each Participant who is granted an Individual Performance Award; provided, however, that the Committee shall establish the individual performance goals for the Chief Executive Officer. The level of achievement of the individual performance goals by a Participant at the end of the Incentive Period, as determined pursuant to Section 5.4 below, will determine such Participant's Earned Individual Award, which may range from 0% to 150% of such Participant's Individual Performance Award.

    5.3. ADJUSTMENT OF INDIVIDUAL PERFORMANCE GOALS. The Chief Executive Officer shall have the right to adjust the individual performance goals (either up or down) during the Incentive Period if he determines that external changes or other unanticipated conditions have materially affected the fairness of the goals and unduly influenced a Participant's ability to meet them; provided, however, that no such adjustment to the Chief Executive Officer's individual performance goals shall be made unless approved by the Committee; and provided further that no adjustment of such individual performance goals for any Participant shall be made based upon the failure, or the expected failure, to attain or exceed the Company Performance Goals for any Company Performance Award granted to such Participant under Article 6 herein. Further, in the event of an Incentive Period of less than twelve (12) months, the Chief Executive Officer shall have the right to adjust the individual performance goals, at his discretion, to protect the purpose and intent of the Plan.

    5.4. EARNED INDIVIDUAL AWARD DETERMINATION. At the end of each Incentive Period, the Chief Executive Officer shall review the performance of each Participant who received an Individual Performance Award. Based on the Chief Executive Officer's determination as to a Participant's level of achievement of his or her individual performance goals, the Chief Executive Officer shall make a recommendation to the Committee as to the Earned Individual Award to be received by such Participant. Notwithstanding the foregoing, however, all reviews and determinations with respect to the performance of the Chief Executive Officer, and the payment of any Earned Individual Award to the Chief Executive Officer, shall be made by the Committee. The payment of all Earned Individual Awards is subject to approval by the Committee. The payment of an Earned Individual Award to a Participant shall not be contingent in any manner upon the attainment of, or failure to attain, the Company Performance Goals for the Company Performance Awards granted to such Participant under Article 6.

    5.5. MAXIMUM PAYABLE/AGGREGATE AWARD CAP. The maximum amount payable to a Participant pursuant to this Article 5 for performance by the Participant during any fiscal year of the Company shall be $500,000. The Committee also may establish guidelines governing the maximum Earned Individual Awards that may be earned by all Participants in the aggregate, in each Incentive Period. These guidelines may be expressed as a percentage of a financial measure, or such other measure as the Committee shall from time to time determine.

                     ARTICLE 6. COMPANY PERFORMANCE AWARDS

    In addition to any Individual Performance Awards granted under Article 5, Company Performance Awards based solely on Company performance may be established under this Article 6 for Participants. Company Performance Awards are intended to satisfy the performance-based compensation exemption under Code
Section 162(m)(4)(C) and the related regulations and shall thus be subject to the requirements set forth in this Article 6.

    6.1. AWARD OPPORTUNITIES. On or before the 90th day of each Incentive Period and in any event before 25% or more of the Incentive Period has elapsed, the Committee shall establish in writing for each Participant for whom a Company Performance Award is to be granted under this Article 6, the Company Performance Award and specific objective performance goals for the Incentive Period, which goals shall meet the requirements of Section 6.2 herein (such goals are hereinafter referred to as "Company Performance Goals"). The extent, if any, to which an Earned Company Award will be payable to a Participant will be based solely upon the degree of achievement of such preestablished Company Performance Goals over the specified Incentive Period; provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable with respect to an Incentive Period. Payment of an Earned Company Award to a Participant shall consist of a cash award from the Company to be based upon a percentage (which may exceed 100%) of the Participant's Company Performance Award.

    6.2. COMPANY PERFORMANCE GOALS. The Company Performance Goals established by the Committee pursuant to Section 6.1 will be based on one or more of the following: broadcast cash flow, total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, revenues, costs, net income, cash flow and retained earnings. At the time of establishing a Company Performance Goal, the Committee shall specify the manner in which the Company Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal. For example, if the Company Performance Goal were earnings per share, the Committee could, at the time this Company Performance Goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals also may be based on the attainment of specified levels of performance of the Company and/or any of its Subsidiaries under one or more of the measures described above relative to the performance of other corporations. As part of the establishment of Company Performance Goals for an Incentive Period, the Company shall also establish a minimum level of achievement of the Company Performance Goals that must be met for a Participant to receive any portion of his Company Performance Award. All of the provisions of this Section 6.2 are subject to the requirement that all Company Performance Goals shall be objective performance goals satisfying the requirement for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code and the related regulations.

    6.3. PAYMENT OF AN EARNED COMPANY AWARD. At the time the Company Performance Award for a Participant is established, the Committee shall prescribe a formula to determine the percentage (which may exceed 100%) of the Company Performance Award which may be payable to the Participant based upon the degree of attainment of the Company Performance Goals during the Incentive Period. If the minimum level of achievement of Company Performance Goals established by the Committee for a Participant for an Incentive Period is not met, no payment of an Earned Company Award will be made to the Participant for that Incentive Period. To the extent that the minimum level of achievement of Company Performance Goals is satisfied or surpassed for a Participant for an Incentive Period, and upon written certification by the Committee that the Company Performance Goals have been satisfied to a particular extent and that any other material terms and conditions of the Company Performance Awards have been satisfied, payment of an Earned Company Award shall be made to the Participant for that Incentive Period in accordance with the prescribed formula unless the Committee determines, in its sole discretion, to reduce the payment to be made.

    6.4. MAXIMUM PAYABLE. The maximum amount payable to a Participant pursuant to this Article 6 for performance by the Participant during any fiscal year of the Company shall be $1,000,000.

    6.5. COMMITTEE DISCRETION. Notwithstanding Article 5 herein, the Committee shall not have discretion to modify the terms of Company Performance Awards, except as specifically set forth in this Article 6.

                ARTICLE 7. FORM AND TIMING OF PAYMENT OF AWARDS

    Subject to Article 6 herein, as soon as practicable following the release of the Company's audited financial statements pertaining to the Plan Year ending coincident with or immediately after the applicable Incentive Period, Earned Award payments, if any, for such Incentive Period shall be paid in cash. Subject to Article 6 herein, deferral of payments may be provided for under rules to be determined by the Committee.

                      ARTICLE 8. TERMINATION OF EMPLOYMENT

    8.1. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event a Participant's employment is terminated by reason of death, total and permanent disability (as determined by the Committee), or retirement (as determined by the Committee), the Earned Award, determined in accordance with
Section 5.4 and Section 6.3 herein, shall be reduced to reflect participation prior to termination. This reduction shall be determined by multiplying said Earned Award by a fraction; the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is the number of whole months in the applicable Incentive Period. The Earned Award thus determined shall be paid as soon as practicable following the release of the Company's audited financial statements pertaining to the Plan Year ending coincident with or immediately after the applicable Incentive Period.

    8.2. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event a Participant's employment is terminated for any reason other than death, total and permanent disability, or retirement (of which the Committee shall be the sole judge), all of the Participant's rights to an Earned Award for the Incentive Period then in progress shall be forfeited. However, except in the event of a termination of employment for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of that Incentive Period that the Participant was employed by the Company or any of its Subsidiaries, computed as determined by the Committee.

                       ARTICLE 9. RIGHTS OF PARTICIPANTS

    9.1. EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

    9.2. PARTICIPATION. No Participant or other employee shall at any time have a right to be selected for participation in the Plan for any Incentive Period, despite having been selected for participation in a previous Incentive Period. Except as otherwise provided in Article 8 or Article 11 herein and subject to Section 4.4 herein, a Participant shall not have any right to an Earned Award for an Incentive Period, unless the Participant is an employee of the Company at the end of such Incentive Period.

    9.3. NONTRANSFERABILITY. No right or interest of any Participant in this Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, and bankruptcy.

    9.4. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

    9.5. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable Subsidiary shall be sufficient to pay any benefit to any person.

                      ARTICLE 10. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                         ARTICLE 11. CHANGE IN CONTROL

    Notwithstanding any other provisions of the Plan, in the event a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason other than for Cause, within twenty-four (24) months after a Change in Control of the Company or any of its Subsidiaries, all awards previously deferred (with earnings) shall be paid to the Participant within ten
(10) business days of the termination; along with the Target Performance Award established for the Participant for the Incentive Period in progress at the time of the employment termination, prorated for the number of days in the Incentive Period in which the Participant was employed by the Company or any of its Subsidiaries, up to and including the date of termination.

    In the event a Participant's employment with the Company or any of its Subsidiaries is terminated for Cause, no Earned Award will be paid for the Incentive Period in progress at the time of the employment termination.

                             ARTICLE 12. AMENDMENTS

    The Board of Directors, in its absolute discretion, without notice, at any time and from time to time, may modify or amend in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, that no such modification, amendment, suspension, or termination after an Incentive Period, may without the consent of a Participant (or his beneficiary in the case of the death of the Participant) reduce the right of a Participant (or his beneficiary, as the case may be) to a payment or distribution hereunder to which he is entitled for that Incentive Period.

                        ARTICLE 13. REQUIREMENTS OF LAW

    13.1. GOVERNING LAW. The Plan, and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    13.2. WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under this Plan any Federal, state, or local taxes required by the law to be withheld with respect to such payments.

ANNEX 4

                           JACOR COMMUNICATIONS, INC.
                 1997 NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN
                         (EFFECTIVE DATE: JUNE 1, 1997)

                           JACOR COMMUNICATIONS, INC.
                 1997 NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

1.  PURPOSE

    The purpose of this Plan is to promote the success of the Company by providing incentives to directors that link their director compensation to the long-term financial success of the Company and to growth in stockholder value. The plan is designed to enable the Company to attract and retain highly qualified directors upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

2.  DEFINITIONS

    2.1 The term "Account" shall mean the separate bookkeeping account established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the contributions made on his or her behalf to purchase Shares under this Plan.

    2.2 The term "Beneficiary" shall mean the person designated as such in accordance with Section 7.

    2.3 The term "Board" shall mean the Board of Directors of Jacor.

    2.4 The term "Closing Price" means the closing price for a Share on a national stock exchange, or if the Shares are not traded on an exchange, the last sale price for a Share as reported on the NASDAQ National Market.

    2.5 The term "Committee" shall mean the Compensation Committee of the Board.

    2.6 The term "Election Form" shall mean the form which an Eligible Director shall be required to properly complete in writing and timely file at least 15 days prior to the commencement of any Purchase Period in order to make any of the elections available to an Eligible Director under this Plan.

    2.7 The term "Eligible Director" shall mean a non-employee who is a member of the Board.

    2.8 The term "Jacor" shall mean Jacor Communications, Inc.

    2.9 The term "Participant" shall mean (a) for each Purchase Period an Eligible Director who has elected to purchase Shares in accordance with Section 3 in such Purchase Period and (b) any person for whom a Share is held pending delivery under Section 6.

    2.10 The term "Plan" shall mean this Jacor Communications, Inc. 1997 Director Share Purchase Plan, effective as of the first day of the first Purchase Period following the date the Plan has been adopted by the Board and approved and adopted by a majority of the outstanding Shares entitled to vote thereon, and as thereafter amended from time to time.

    2.11 The term "Plan Administrator" shall mean Jacor or Jacor's delegate.

    2.12 The term "Purchase Period" shall mean a period set by the Committee. Unless changed by the Committee, each Purchase Period shall begin on the first day of a calendar quarter and end on the last day of such calendar quarter.

    2.13 The term "Purchase Price" for each Purchase Period shall mean 85% of the lesser of (a) the Closing Price for a Share on the last day of such Purchase Period; and (b) the greater of (i) the Closing Price for a Share on the first day of such Purchase Period; and (ii) the average Closing Price for a Share for all of the business days in the Purchase Period.

    2.14 The term "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

    2.15 The term "Share" shall mean a $.01 par value common share of Jacor.

3.  PARTICIPATION

    Each person who is an Eligible Director shall be a Participant in this Plan for the related Purchase Period if he or she properly completes and timely files an Election Form with the Plan Administrator to elect to participate in this Plan. An Election form may require an Eligible Director to provide such information and to agree to take such action (in addition to the action required under Section 4) as the Plan Administrator deems necessary or appropriate in light of the purpose of this Plan or for the orderly administration of this Plan.

4.  CONTRIBUTIONS

    (a) INITIAL CONTRIBUTION. Each Participant's Election Form under Section 3 shall specify the contributions that he or she proposes to make for the related Purchase Period. Such contributions shall be expressed as a specific dollar amount that Participant proposes to contribute in cash provided, however, the maximum contribution which a Participant may make under this Plan for any calendar year shall be $100,000. All such contributions shall be made by the Participant no later than 5 days prior to the last day of the Purchase Period for which the contribution is being made.

    (b) CHANGES IN CONTRIBUTIONS AND WITHDRAWALS. A Participant shall have the right to amend his or her Election Form at any time to reduce or to stop his or her contributions, and such election shall be effective immediately for cash contributions and as soon as practicable after the Plan Administrator actually receives such amended Election Form for payroll deductions. A Participant also shall have the right at any time on or before 5 days prior to the last day of a Purchase Period: (i) to withdraw (without interest) all or any part of the contributions credited to his or her Account for such purchase; or (ii) to increase his or her cash contributions for such purchase, by delivering an amended Election Form (and for purposes of clause (ii), a check for such contributions) to the Plan Administrator at least 5 days prior to the last day of such Purchase Period. A withdrawal shall be deducted from the participant's Account as of the date the Plan Administrator receives such amended Election Form, and the actual withdrawal shall be effected by the Plan Administrator as soon as practicable after such date.

    (c) ACCOUNT CREDITS, GENERAL ASSETS AND TAXES. All contributions made by a Participant under this Plan shall be held by Jacor. All such contributions shall be held as part of the general assets of Jacor and shall not be held in trust or otherwise segregated from Jacor's general assets. No interest shall be paid or accrued on any such contributions. Each Participant's right to the contributions credited to his or her Account shall be that of a general and unsecured creditor of Jacor.

    (d) AUTOMATIC REFUNDS. The balance credited to the Account of an Eligible Director automatically shall be refunded in full (without interest) if his or her status as a member of the Board terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Plan Administrator has actual notice of any such termination.

5.  PURCHASE OF SHARES

    If a Participant is an Eligible Director through the end of a Purchase Period, the balance which remains credited to his or her Account at the end of such Purchase Period automatically shall be applied to purchase Shares at the Purchase Price for such Shares. Such Shares shall be purchased on behalf of the Participant by operation of this Plan in whole shares and any cash remaining in the Account shall be carried over to the following Purchase Period. If the total Shares to be purchased on any date in accordance with this Section exceeds the Shares then available under the Plan (after deduction of all Shares that have previously been purchased), the Plan Administrator shall made a PRO RATA allocation of the Shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

6.  DELIVERY

    A book-entry record of the Shares purchased by each Participant shall be maintained by Jacor's Share transfer agent and no certificates shall be issued for such Shares except to the extent that a Participant specifically so requests. Notwithstanding the foregoing, when a refund is made to a Participant pursuant to Section 4(d), certificates shall be delivered to him or her for all Shares then held for the Participant under the Plan. A Share certificate delivered to a Participant shall be registered in his or her name or, if the Participant so elects and if permissible under applicable law, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. However, (a) no Share certificate representing a fractional share shall be delivered to a Participant or to a Participant and any other person, (b) cash which the Plan Administrator deems representative of the value of a Participant's fractional share shall be distributed (when a Participant requests a distribution of certificates for all of the Shares held for him or her) in lieu of such fractional share unless a Participant in light of Rule 16b-3 waives his or her right to such cash payment, and (c) the Plan Administrator shall have the right to charge a Participant for registering Shares in the name of the Participant any other person. No Participant (or any person who makes a claim for, on behalf of, or in place of a Participant) shall have any interest in any Shares under this Plan until they have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered to such person.

7.  DESIGNATION OF BENEFICIARY

    A Participant may designate on his or her Election Form a Beneficiary (a) who shall receive the balance credited to his or her Account if the Participant dies before the end of a Purchase Period and (b) who shall receive the Shares, if any, purchased for the Participant under this Plan if the Participant dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the Participant or before such Shares have been credited to a brokerage account maintained for the Participant. Such designation may be revised in writing at any time by the Participant by filing an amended Election Form, and his or her revised designation shall be effective at such time as the Plan Administrator receives such amended Election Form. If a deceased Participant fails to designate a Beneficiary or, if no person so designated survives a Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the Participant's estate shall be treated as his or her designated Beneficiary under this Section 7.

8.  TRANSFERABILITY AND DISPOSITIONS

    (a) RESTRICTION. Neither the balance credited to a Participant's Account nor any rights to receive Shares under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Beneficiary or by any other person during his or lifetime, and any attempt to do so shall be without effect. Notwithstanding the foregoing, a Participant may assign his or her rights to purchase Shares hereunder to any deferred compensation plan previously or hereafter adopted by Jacor, subject to an in accordance with such procedures as are established by the Plan Administrator.

    (b) DISPOSITIONS. Except as provided in the last sentence of this Subsection or in Section 6, no sale, transfer or other disposition may be made of any Shares purchased under the Plan until the first anniversary of such purchase. If a Participant violates the foregoing restriction, he or she shall remit to Jacor an amount of cash equal to the difference between the amount he or she paid for such Shares and the Closing Price of such shares on the date they were purchased. The amount to be remitted for purposes of the foregoing shall be computed by the Plan Administrator, in its discretion, using a Last-In First-Out basis of accounting in the event that Shares from more than one Purchase Period are involved. Notwithstanding the foregoing, if a Participant who owns Shares subject to the foregoing restriction is determined by the Plan Administrator in its discretion to have a serious financial need for the proceeds of the sale of such Shares, then upon application made by the Participant, the Plan Administrator shall consent to a sale of such Shares to the extent necessary to satisfy the serious financial need, and the Participant will not be required to make the remittance to Jacor described in this Subsection (b).

9.  SHARES SUBJECT TO THE PLAN

    The Shares available for purchase under this Plan shall be authorized but unissued Shares or Shares reacquired by Jacor, including shares purchased in the open market. The aggregate number of Shares which may be issued pursuant to the Plan is 150,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

10.  CHANGES IN CAPITAL STRUCTURE

    In the event that Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of Jacor or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares of stock, or dividend payable in shares of stock, appropriate adjustment shall be made by the Board in the number or kind of shares of stock which may be purchased under this Plan, to the end that the participant's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be conclusive.

11.  ADMINISTRATION

    Except for the exercise of those powers expressly granted to the Committee to determine the Closing Price, and to set the Purchase Period, the Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of any such Eligible Director or Participant under this Plan.

12.  SECURITIES REGISTRATION

    If Jacor shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statutes any Shares purchased under this Plan or to qualify any such Shares for an exemption from any such statutes, Jacor shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, Jacor shall make prompt application for the listing on such national Share exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

13.  COMPLIANCE WITH RULE 16B-3

    All elections and transactions under this Plan by persons subject to Rule 16b-3 are intended to comply with at least one of the exemptive conditions under Rule 16b-3. The Plan Administrator shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Plan Administrator may deem necessary or appropriate. If any provision of this Plan or such administrative guidelines or any act or omission with respect to this Plan (including any act or omission by an Eligible Director) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guidelines or act or omission shall be deemed null and void.

14.  AMENDMENT OR TERMINATION

    This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate, and any such amendment shall be subject to the approval of Jacor's stockholders to the extent such approval is required under applicable laws or the rules of an exchange on which Jacor is listed; provided, however, no amendment shall be retroactive unless the Board in its discretion determines that such amendment is in the best interest of Jacor or such amendment is required by applicable law to be retroactive. The Board also may terminate this Plan and any Purchase Period at any time (together with any related contribution election) or may terminate any Purchase Period (together with any related contribution elections) at any time; provided, however, no such termination shall be retroactive unless the Board determines that applicable law requires a retroactive termination.

15.  NOTICES

    All Election Forms and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of any such Election Form and communications.

16.  EMPLOYMENT

    The right to elect to participate in this Plan shall not constitute an offer of employment or membership on the Board, and no election to participate in this Plan shall constitute an agreement with respect to Board membership for an Eligible Director. Any such right or election shall have no bearing whatsoever on an Eligible Director's status as a member of the Board.

17.  HEADINGS, REFERENCES AND CONSTRUCTION

    The headings to sections in this Plan have been included for convenience of reference only. This Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

ANNEX 5

                           JACOR COMMUNICATIONS, INC.

                     1997 NON-EMPLOYEE DIRECTORS STOCK PLAN

                            EFFECTIVE APRIL 28, 1997

                           JACOR COMMUNICATIONS, INC.
                     1997 NON-EMPLOYEE DIRECTORS STOCK PLAN

                            EFFECTIVE APRIL 28, 1997

                ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

    1.1. ESTABLISHMENT OF THE PLAN. On April 28, 1997, the Board of Directors of Jacor Communications, Inc. (the "Company") adopted, subject to the approval of stockholders, an incentive stock plan for members of the Board of Directors known as the "1997 Non-Employee Directors Stock Plan" (hereinafter referred to as the "Plan"), which permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares and Stock Units.

    1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company by providing incentives to Directors that will link their personal interests to the long-term financial success of the Company and to growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Directors upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

    1.3. DURATION OF THE PLAN. The Plan commences on April 28, 1997, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after April 28, 2002, which is the fifth (5th) anniversary of the effective date of the Plan.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

    2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or Stock Units.

    (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

       (i) any Person (other than Zell/Chilmark Fund L.P., a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the common stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

       (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

       (iii) the stockholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the

           Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

    However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group. . . " for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (f) "Company" means Jacor Communications, Inc., a Delaware corporation, or any successor thereto as provided in Article 15 herein.

    (g) "Director" means a member of the Board who is not, and has not been at any time within the preceding three years, an officer or employee of the Company or any of its subsidiaries or affiliates.

    (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (i) "Fair Market Value" means the average of the highest price and lowest price at which the Stock was traded on the relevant date, or on the most recent date on which the Stock was traded prior to such date, as reported on Nasdaq National Market.

    (j) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, which is not intended to satisfy the requirements of Section 422 of the Code, granted under Article 6 herein.

    (k) "Option" means a Nonqualified Stock Option.

    (l) "Participant" means a Director who has been granted an Award under the Plan.

    (m) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.

    (n) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

    (o) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

    (p) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

    (q) "Plan" means this Non-Employee Directors Stock Plan of Jacor Communications, Inc., as herein described and as hereafter from time to time amended.

    (r) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

    (s) "Stock" or "Shares" means the common stock without par value of the Company.

    (t) "Stock Unit" means a derivative interest in Common Stock of the Company which may be converted on the date of grant into cash, or which may be credited to a bookkeeping account and then paid out on a one-for-one basis into Common Stock of the Company upon the occurrence of certain Trigger Events (as defined herein).

    (u) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.

    (v) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors.

    2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

    2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3. ADMINISTRATION

    3.1 AUTHORITY OF BOARD. The Plan shall be administered by the full Board of Directors of the Company. Subject to the provisions of the Plan, the Board shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Board as provided in the Plan. Also notwithstanding the foregoing, no action of the Board (other than pursuant to Section 4.3 hereof or Section 9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

    3.2. SELECTION OF PARTICIPANTS. The Board shall have the authority to grant Awards under the Plan, from time to time, to such Directors as may be selected by it.

    3.3. DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

    3.4. DELEGATION OF CERTAIN RESPONSIBILITIES. The Board may, in its sole discretion, delegate to the Board Chair of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Board to correct errors, omissions or inconsistencies in the Plan, and the Board may not delegate its authority under this Article 3 to grant Awards to Directors. All authority delegated by the Board under this Section 3.4 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Board.

    3.5. PROCEDURES OF THE BOARD. All Awards and other determinations of the Board shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board and filed with the minutes for proceedings of the Board.

    3.6. AWARD AGREEMENTS. Each Award under the Plan shall be evidenced by an award agreement which shall be signed by the Chairman of the Board on behalf of the Board and by the Participant, and shall contain such terms and conditions as may be approved by the Board. Such terms and conditions need not be the same in all cases.

    3.7. RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board may impose such conditions on any Award (including, without limitation, the right of the Board to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

    4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 350,000 Shares of common stock of the Company. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or Shares reacquired by the Company in the open market. The exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan. The payment of Performance Shares, Performance Units or Stock Units shall not be deemed to constitute an issuance of Stock under the Plan unless payment is made in Stock, in which case only the number of Shares issued in payment of the Performance Share, Performance Unit or Stock Unit Award shall constitute an issuance of Stock under the Plan.

    4.2. LAPSED AWARDS. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.

    4.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units and Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Directors who are not also employees of the Company.

    5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Board may from time to time select those Directors to whom Awards shall be granted and determine the nature and amount of each Award. No Director shall have any right to be granted an Award under this Plan even if previously granted an Award.

                            ARTICLE 6. STOCK OPTIONS

    6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Directors at any time and from time to time as shall be determined by the Board. The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. Options granted under the Plan will be NQSOs.

    6.2. OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board shall determine.

    6.3. OPTION PRICE. The purchase price per share of Stock covered by an Option shall be determined by the Board.

    6.4. DURATION OF OPTIONS. Each Option shall expire at such time as the Board shall determine at the time of grant

    6.5. EXERCISE OF OPTIONS. Subject to Section 3.7 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Participants.

    6.6. PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Board, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

    6.7. RESTRICTIONS ON STOCK TRANSFERABILITY. The Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

    6.8. TERMINATION OF SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event a Participant dies while serving as a Director, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event a Participant is unable to serve as a Director by reason of disability (as defined under the then established rules of the Company), any of such Participant's outstanding Options shall become immediately exercisable, at any time prior to the expiration date of the Options or within one year after such date of termination of service, whichever period is shorter. In the event a Participant retires from the Board, any of such Participant's outstanding Options shall become immediately exercisable (subject to Section 3.7 herein) at any time prior to the expiration date of the Options.

    6.9. TERMINATION OF SERVICE FOR OTHER REASONS. If a Participant ceases service as a Director for any reason other than death, disability, retirement or removal, the Participant shall have the right to exercise such Participant's outstanding Options within the 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Board may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

    Notwithstanding anything contained herein, if a Director is removed from service, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

    6.10. NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Board, in any of the following forms:

    (a) In lieu of Options;

    (b) In addition to Options;

    (c) Independent of Options; or

    (d) In any combination of (a), (b), or (c).

The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

    7.2. EXERCISE OF SARS IN LIEU OF OPTIONS. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

    7.3. EXERCISE OF SARS IN ADDITION TO OPTIONS. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

    7.4. EXERCISE OF SARS INDEPENDENT OF OPTIONS. Subject to Section 3.7 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

    7.5. PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Board at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by

    (b) The number of Shares with respect to which the SAR is exercised.

    7.6. FORM AND TIMING OF PAYMENT. Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Board, within ten calendar days of the exercise.

    7.7. TERM OF SAR. The term of an SAR granted under the Plan shall not exceed ten years.

    7.8. TERMINATION OF SERVICE. In the event a Participant ceases service as a Director by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

    7.9. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 8. RESTRICTED STOCK

    8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.

    8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine.

    8.3. TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Board and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Board in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

    8.4. OTHER RESTRICTIONS. The Board shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Board may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

    8.5. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Non-Employee Directors Incentive Stock Plan of Jacor Communications, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in a
    Restricted Stock Agreement dated                  . A copy of the Plan, such
    rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Jacor Communications, Inc."

    8.6. REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his Stock certificate.

    8.7. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

    8.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

    8.9. TERMINATION OF SERVICE DUE TO RETIREMENT. In the event that a Participant ceases service as a Director of the Company because of normal retirement (as defined under the then established rules of the Company), any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 hereof shall automatically terminate and, except as otherwise provided in Section 8.4 the Shares of Restricted Stock shall thereby be free of restrictions and be freely transferable. In the event that a Participant ceases to be a Director of the Company because of early retirement (as defined under the then established rules of the Company), the Board in its sole discretion may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

    8.10. TERMINATION OF SERVICE DUE TO DEATH OR DISABILITY. In the event a Participant ceases service as a Director because of death or disability (as defined under the then established rules of the Company) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in

Section 8.4. herein, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

    8.11. TERMINATION OF SERVICE FOR OTHER REASONS. In the event that a Participant ceases service as a Director of the Company for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

        ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES AND STOCK UNITS

    9.1.  GRANT OF PERFORMANCE UNITS, PERFORMANCE SHARES OR STOCK
UNITS. Subject to the terms and provisions of the Plan, Performance Units, Performance Shares or Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of Performance Units, Performance Shares or Stock Units granted to each Participant.

    9.2. VALUE OF PERFORMANCE UNITS AND PERFORMANCE SHARES. The Board shall set performance goals over certain periods to be determined in advance by the Board ("Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Board shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Board also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company of certain objective or subjective performance measures, which may include one or more of the following: broadcast cash flow, total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, revenues, costs, net income, cash flow and retained earnings. Such performance goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Board shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

    9.3. PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Board. The Board shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant.

    9.4. VALUE OF STOCK UNITS. Subject to the terms and provisions of the Plan, Stock Units may be granted to Participants at any time and from time to time on such terms as shall be determined by the Board. The Board shall have complete discretion in determining the number of Stock Units granted to each Participant. Each Participant must elect, by completing and signing an Election Form, to either (i) convert all or part of his or her Stock Unit award into cash, equivalent to the cash value of the Stock Units established by the Board on the date of grant, receive a cash award for the corresponding number of Stock Units converted to cash, and receive the remaining Stock Units in shares of Common Stock payable upon the occurrence of certain trigger events set forth on the Participant's election form in his or her complete discretion ("Trigger Events"); or (ii) receive his or her entire Stock Unit award in shares of Common Stock, payable upon the occurrence of certain Trigger Events. The terms and conditions of the Trigger Events may vary by Stock Unit award, by Participant, or both. The Election Form shall be filed with the Secretary of the Company prior to the date on which any Stock Unit award is made. Such election will be irrevocable as to any Stock Unit award made after delivery of the Election Form to the Company, and it shall continue in effect until revoked, increased or decreased prospectively by Participant prior to the grant of any future Stock Unit award for which the change is effective.

    9.5. ACCOUNTING FOR STOCK UNITS. Any portion of a Participant's Stock Unit Award which is not converted to cash as set forth in Section 9.4(i) above shall be credited by the Company to a bookkeeping account to reflect the Company's liability to that Participant (the "Stock Unit Account"). Each Stock Unit is credited as a Common Stock equivalent on the date so credited. Additional stock equivalents may be added to the Stock Unit Account equal to the amount of Common Stock that could be purchased with dividends equal to that paid on one share of Common Stock, multiplied by the number of stock equivalents then existing in the Stock Unit Account, based on the Fair Market Value of the Common Stock on the date a dividend is paid on the Common Stock. Because the Trigger Events for each Stock Unit award may differ, the Company shall establish a separate Stock Unit Account for each separate Stock Unit award. Upon the occurrence of particular Trigger Events, the holder of a Stock Unit award shall be entitled to receive a number of shares of Common Stock which corresponds to the number of Stock Units granted as part of the initial Stock Unit award.

    9.6. BOARD DISCRETION TO ADJUST AWARDS. The Board shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award, Performance Share award or Stock Unit Award, at any time or from time to time, including but not limited to the performance goals.

    9.7. FORM AND TIMING OF PAYMENT. The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Board, or in the case of Stock Units, as Selected by the Participant. Payment may be made in a lump sum or installments as prescribed by the Board. If any payment is to be made on a deferred basis, the Board may provide for the payment of dividend equivalents or interest during the deferral period.

    9.8. TERMINATION OF SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Board. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period. In the case of Stock Units, all such Stock Units held will immediately vest and be paid as set forth in the Participant's Election Form.

    9.9. TERMINATION OF SERVICE FOR OTHER REASONS. In the event that a Participant ceases to be a Director of the Company for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited. In the case of termination other than due to removal, all Stock Units held will immediately vest and be paid as set forth in the Participant's Election Form. However, in the event of termination due to removal, all Stock Units held will be forfeited.

    9.10. NONTRANSFERABILITY. No Performance Units, Performance Shares or Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period or, in the case of Stock Units, vesting and payment. All rights with respect to Performance Units, Performance Shares and Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 10. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                        ARTICLE 11. RIGHTS OF DIRECTORS

    11.1. DIRECTORSHIP. Nothing in the Plan shall interfere with or limit in any way the right of the Board of Directors or stockholders under applicable law to remove any Participant from the Board at any time, nor confer upon any Participant any right to continue in the service of the Company.

    11.2. PARTICIPATION. No Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

    11.3. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company nor shall not be required or be liable to make any payment under the Plan.

    11.4. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

                         ARTICLE 12. CHANGE IN CONTROL

    12.1. STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant, including Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Stock Units.

    12.2. PERFORMANCE BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Board, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

              ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

    13.1. AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto.

    13.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                            ARTICLE 14. WITHHOLDING

    14.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

    14.2. STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Board in advance of the day that the transaction becomes taxable.

    Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                             ARTICLE 15. SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                        ARTICLE 16. REQUIREMENTS OF LAW

    16.1. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    16.2. GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

--------------------------------------------------------------------------------

                                    PROXY
                          JACOR COMMUNICATIONS, INC.
                    BUCKEYE AB ROOM, HYATT REGENCY HOTEL
                             151 W. FIFTH STREET
                               CINCINNATI, OHIO
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 28, 1997

     The undersigned hereby appoints Randy Michaels, R. Christopher Weber and Jon M. Berry, and each of them, as Proxy Holders for the undersigned, with full power of substitution, to appear and vote all of the shares of Jacor Communications, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Buckeye AB Room, Hyatt Regency Hotel, 151 W. Fifth Street, Cincinnati, Ohio on May 28, 1997, at 10:30 a.m., local time, and at any adjournment thereof, and in their discretion to act upon any other matters that may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

     Please mark sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.

--------------------------------------------------------------------------------
                    Triangle FOLD AND DETACH HERE Triangle

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL
                                                             Please mark
                                                            your votes as  /X/
                                                            indicated in
                                                            this example


1. ELECTION OF DIRECTORS

 FOR all                WITHHOLD       John W. Alexander    Robert L. Lawrence
 nominees              AUTHORITY       Peter C.B. Bynos     Randy Michaels
  listed            to vote for all    Rod F. Dammeyer      Sheli Z. Rosenberg,
(except as             nominees        F. Philip Handy      Maggie Wilderotter
 marked to              listed         Marc Lasry           Samuel Zell
the contrary)                          (INSTRUCTION: To withhold authority to
                                       vote for any individual nominee, strike a
   /  /                   /  /         line through the nominee's name)

2.  Proposal to approve the Amended and Restated
    Employee Stock Purchase Plan, including the issuance of up to 500,000 shares of Common
    Stock thereunder

      FOR        AGAINST       ABSTAIN

     /  /         /  /          /  /

3.  Proposal to approve the 1997 Long-Term Incentive
    Stock Plan, including the issuance of up to 1,800,000 shares of Common Stock thereunder

      FOR        AGAINST       ABSTAIN
     /  /         /  /          /  /

4.  Proposal to approve the 1997
    Short-Term Incentive Plan

     FOR        AGAINST        ABSTAIN
    /  /         /  /           /  /

5.  Proposal to approve the 1997 Non-Employee
    Directors Stock Purchase Plan, including the issuance of up to 150,000 shares of Common Stock thereunder

     FOR        AGAINST        ABSTAIN
    /  /         /  /           /  /

6.  Proposal to approve the 1997 Non-Employee Directors
    Incentive Stock Plan, including the issuance of up to       Change of  /  /
    350,000 shares of Common Stock thereunder                     Address

     FOR        AGAINST        ABSTAIN                            Attend  /  /
    /  /         /  /           /  /                             Meeting


                    SHARES IN YOUR NAME(S)

                    Each proposal is fully explained in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope, postage prepaid.




SIGNATURE(S)_________________ SIGNATURE(S)__________________ DATE _______, 1997

NOTE Please sign exactly as the name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

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